United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
______________________________________

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ARQ, INC.
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2025
Dear Fellow Stockholder:
On behalf of the Board of Directors, we are pleased to invite you to the 2025 Annual Meeting of Arq, Inc.'s Stockholders, which will be held at 9:00 a.m. (Mountain Time) on June 3, 2025. We are pleased to announce that this year’s Annual Meeting will again be a virtual meeting via live webcast on the Internet. You will be able to electronically attend the Annual Meeting and vote during the meeting by visiting www.virtualshareholdermeeting.com/ARQ2025. To enter the Annual Meeting, you will need the 16-digit control number located on the Notice of Internet Availability of the Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. We recommend that you log in at least 10 minutes before the meeting to ensure you are logged in when the meeting starts.
At the Annual Meeting, you will be asked to elect six directors named in the Proxy Statement, provide your advisory approval of our executive compensation, provide your advisory vote regarding the frequency of future votes regarding the approval of executive compensation, ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and approve the Eighth Amendment of the Company's Tax Asset Protection Plan.
The accompanying notice of meeting and this Proxy Statement provide specific information about the Annual Meeting and explain the various proposals. Please read these materials carefully.
Thank you for your continued support of and interest in our Company.

Robert Rasmus
Chief Executive Officer

Arq, Inc.
8051 E. Maplewood Ave., Ste. 210
Greenwood Village, Colorado 80111
Telephone: (888) 822-8617
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
The Annual Meeting of Stockholders of Arq, Inc. ("Arq" or the "Company"), a Delaware corporation, will be held at 9:00 a.m. (Mountain Time) on June 3, 2025 via live webcast on the Internet, which can be accessed by visiting www.virtualshareholdermeeting.com/ARQ2025, where you will be able to electronically attend the Annual Meeting and vote on the following:
1.    To elect six directors of the Company named in this Proxy Statement;
2.    To approve, in an advisory vote, our executive compensation;
3.     To conduct an advisory (non-binding) vote regarding the frequency of future votes regarding the compensation of our named executive officers;
4.    To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
5.    To approve the Eighth Amendment of the Company's Tax Asset Protection Plan; and
6.    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Stockholders of record at the close of business on April 7, 2025 are entitled to notice of and to vote at the Annual Meeting. The approximate date on which the proxy materials, including this Proxy Statement, are first being made available to stockholders is April 21, 2025.
Our stockholders are cordially invited to attend the Annual Meeting via a virtual meeting. Stockholders of record will be able to electronically attend the Annual Meeting, ask questions and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ARQ2025 and entering the 16‐digit control number included in our Notice of Internet Availability of the Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. We recommend that you log in at least 10 minutes before the meeting to ensure you are logged in when the meeting starts. For specific instructions, please refer to "General Matters" in this Proxy Statement and the instructions on the proxy card.
Please call our toll-free number (888) 822-8617 if you have questions concerning the meeting.
By Order of the Board of Directors,
Robert Rasmus
Chief Executive Officer
April 21, 2025

Important Notice
Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 3, 2025
The Company's Proxy Statement and Annual Report to Stockholders are Available at: www.proxyvote.com

Please note that website references throughout this document are provided for convenience only, and the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.

PROXY STATEMENT - GENERAL MATTERS
This Proxy Statement is furnished to the stockholders of Arq, Inc., a Delaware corporation, ("Arq" or the "Company," formerly known as Advanced Emissions Solutions, Inc.) in connection with the solicitation of proxies by the Company's Board of Directors (the "Board"), to be voted at our 2025 annual meeting of stockholders ("Annual Meeting" or "meeting") to be held at 9:00 AM (Mountain Time) on Tuesday, June 3, 2025, via virtual meeting, and any postponements or adjournments thereof. This Proxy Statement and accompanying form of proxy are first being made available to our stockholders on or about April 21, 2025. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon, and if no instructions are given, then to the extent permitted by law, in the discretion of the proxy holder. Throughout this Proxy Statement, the terms "we," "us," "our" and "our Company" refer to Arq, Inc. and, unless the context indicates otherwise, our consolidated subsidiaries.
PARTICIPATION IN VIRTUAL MEETING
In accordance with Delaware law, the Board has authorized that the Annual Meeting be held via virtual meeting, and accordingly, stockholders and proxy holders virtually attending the Annual Meeting are deemed present in person for purposes of determining the presence of a quorum.
We will furnish our proxy materials through a "notice and access" model via the internet in accordance with U.S. Securities and Exchange Commission ("SEC") rules. We are providing our “Notice of Internet Availability of Proxy Materials” to stockholders beginning on or about April 21, 2025. This document contains instructions on how you can access our proxy materials online. We are also mailing a full set of our proxy materials to stockholders who previously requested paper copies of the materials. In addition, instructions on how to request a printed copy of these materials may be found in our Notice of Internet Availability of Proxy Materials.
For stockholders of record, the only item of information needed to access the Annual Meeting from the website is the 16-digit control number located in the Notice of Internet Availability of Proxy Materials or on your proxy card. If your shares are held in street name (as explained below) and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a "legal proxy" in order to be able to attend, participate in or vote at the Annual Meeting.
Questions posed by stockholders of record pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters are not pertinent to Annual Meeting matters and will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be answered on our website at ir.arq.com; the questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting. If you encounter any technical difficulties with the virtual meeting platform on the day of the Annual Meeting, technical support phone numbers will be posted at the top of the virtual meeting log-in page. Technical support will be available starting at 6:00 a.m. Mountain Time on June 3, 2025, and will remain available after the meeting has finished.
Please have the Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the website and then follow the instructions.
VOTING RIGHTS AND VOTE REQUIRED
Our Board has fixed the close of business on April 7, 2025 as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the meeting. On the Record Date, 42,214,253 shares of our common stock were issued and outstanding, each of which entitles the holder thereof to one vote on all matters that may come before the Annual Meeting.
We do not have any class of voting securities outstanding other than our common stock. A minimum of one-third of the shares of our common stock issued and outstanding entitled to vote at the Annual Meeting must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum. An abstention or a "broker non-vote" (as explained below) will be counted as present for determining whether the quorum requirement is satisfied. If a quorum exists, actions or matters other than the election of the Board are approved if the votes cast in favor of the action exceed the votes cast opposing the action unless a greater number is required by the Delaware General Corporation Law or our Second Amended and Restated Certificate of Incorporation. In accordance with our bylaws, our Board designated any uncontested election of directors, including election of directors at this Annual Meeting, as a proposal to be subject to the plurality voting standard. As such, the six nominees receiving the highest number of votes cast will be elected as directors. Cumulative voting is not allowed for any purpose.
If, as of the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then that firm or organization is the stockholder of record for purposes of voting at the Annual Meeting and you are considered the beneficial owner of shares held in "street name." If you are a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. If you do not instruct your broker or other agent on how to vote your shares, your broker or other agent, in its discretion, may vote your shares on routine matters or they may elect not to vote your shares. Whether or not a matter is routine is subject to the determination by the stock exchange. When a broker or other agent holding shares for a beneficial holder does not receive voting instructions from the beneficial owner and the broker or other agent does not have discretionary voting power on the matter(s), it will result in a "broker non-vote" for the matters on which the broker or other agent cannot vote. Broker non-votes on a particular proposal are considered present for purposes of determining a quorum, but will not be treated as votes cast with respect to any proposal.
Abstentions and "broker non-votes" will have no effect on the outcome of proposals voted upon at the Annual Meeting, except we do not expect there to be any "broker non-votes" for purposes of the ratification of our independent registered public accounting firm, as broker or other agents are expected to have discretionary authority to vote on this proposal (although they are not required to do so).
Unless instructions to the contrary are marked, or if the proxy card is properly executed but no instructions are specified, shares represented by proxies will be voted as follows:
FOR ALL the persons nominated by the Board for Directors for election at the Annual Meeting, being: Laurie Bergman, Jeremy Blank, Richard Campbell-Breeden, Carol Eicher, Julian McIntyre, and Robert Rasmus;
FOR the approval, on an advisory basis, of the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion as set forth under the Executive Compensation section of this Proxy Statement;
FOR a frequency of every "one year" for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers;
FOR the ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025; and
FOR the approval of the Eighth Amendment of the Company's Tax Asset Protection Plan.
We do not know of any other matter or motion to be presented at the Annual Meeting. If any other matter or motion should be presented at the Annual Meeting upon which a vote must be properly taken, to the extent permitted by law, the persons named in the accompanying form of proxy intend to vote such proxy in the discretion of such person as the directors of the Company may recommend, including any matter or motion dealing with the conduct of the Annual Meeting.
Voting by Mail, via the Internet or by Telephone
Stockholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the internet or by telephone. Instructions for voting via the internet or by telephone are set forth on the included proxy card. If this Proxy Statement was mailed to you or if you requested that a proxy statement be mailed to you, you may vote your shares by mail. To vote by mailing a proxy card, sign and return the available proxy card to the address set forth on the proxy card and your shares will be voted at the Annual Meeting in the manner you direct. If no directions are specified but the proxy card is properly executed, your shares will be voted as described above.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares over the internet or by telephone rather than by mailing a completed voting instructions card provided by the bank or brokerage firm. Please check the voting instructions card provided by your bank or brokerage house for availability and instructions. If internet or telephone voting is unavailable from your bank or brokerage house, please complete and return the voting instructions card provided by the bank or brokerage firm.
Any stockholder who completes a proxy or votes via the internet or by telephone may revoke the action at any time before it is exercised at the Annual Meeting by delivering written notice of such revocation to the Company's General Counsel and Secretary (Clay Smith), 8051 E. Maplewood Ave., Ste. 210, Greenwood Village, Colorado 80111, by submitting a new proxy executed at a later date, or by joining the virtual meeting and voting such stockholder's shares in a manner different to his, her, or its previously completed proxy card.
The Company is bearing the costs of this solicitation of proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by certain of our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

PROPOSAL ONE
ELECTION OF DIRECTORS OF THE COMPANY
The Nominating and Governance Committee has recommended to our Board the slate of six directors— Laurie Bergman, Jeremy Blank, Richard Campbell-Breeden, Carol Eicher, Julian McIntyre, and Robert Rasmus—for election by our stockholders, and the Board approved the recommendation and the slate of directors. Gilbert Li and L. Spencer Wells, who have served as directors of the Company since 2016 and 2014, respectively, are not standing for reelection at the Annual Meeting. The Board and Company thank each of Mr. Li and Mr. Wells for their service and leadership during a transformative time for the Company.
Each director duly elected at the Annual Meeting will hold office until the next annual meeting of stockholders and thereafter until a successor is elected and qualified. The six nominees receiving the highest number of votes cast will be elected as directors. Cumulative voting is not permitted in the election of directors.
Each of the nominees has consented to be named herein and to serve if elected, and have been recommended by the Nominating and Governance Committee, and approved by the Board, subject to shareholder vote. We do not anticipate that any nominee will become unable or unwilling to accept nomination or election, but if this should occur, the persons named in the proxy intend to vote for the election in his or her stead of such other person as the Board may recommend or the size of the Board may be decreased.
Detailed biographical information about each current director and proposed director nominee can be found under the Corporate Governance section of this Proxy Statement. The following table sets forth certain information, including current committee membership:

Director Name	Audit	Compensation	Nominating and Governance
Laurie Bergman	■		◆
Jeremy Blank
Richard Campbell-Breeden		◆
Carol Eicher	◆	◆	■
Gilbert Li			◆
Julian McIntyre
Robert Rasmus
L. Spencer Wells (1)	◆	■

■ = Chair
◆ = Member
(1) Mr. Wells is the current Chair of the Board.
No family relationship exists between any directors or executive officers.
Director Compensation information for the fiscal year ended December 31, 2024 can be found under the "Director Compensation" section of this Proxy Statement.
Board Recommendation
Our Board recommends that you vote "FOR ALL" of the persons nominated above, being Laurie Bergman, Jeremy Blank, Richard Campbell-Breeden, Carol Eicher, Julian McIntyre and Robert Rasmus.

CORPORATE GOVERNANCE
Board Membership Criteria
Criteria established for the selection of candidates for the Board include:
▪An understanding of business and financial affairs and the complexities of an organization that operates as a public company;
▪A genuine interest in representing all of our stockholders and the interests of the Company overall;
▪A willingness and ability to spend the necessary time required to function effectively as a director;
▪An open-minded approach to matters and the resolve and ability to independently analyze matters presented for consideration;
▪A reputation for honesty and integrity that is above reproach;
▪Any qualifications required of independent directors by the Nasdaq Stock Market and applicable law; and
▪As to any candidate who is an incumbent director (who continues to be otherwise qualified), the extent to which the continuing service of such person would promote stability and continuity amongst the Board as a result of such person's familiarity and insight into the Company's affairs, and such person's prior demonstrated ability to work with the Board as a collective body.
The Nominating and Governance Committee of the Board seeks directors with strong reputations and experience in areas relevant to our strategy and operations, such as environmental and diversified chemical technologies, and government regulation and relations, as well as those with overall business acumen and experience in financial matters. Each of our director nominees set forth in this Proxy Statement holds or has held senior executive positions in complex organizations and has operating or financial experience that meets this objective, as described below. In these positions, the director nominees have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, executive compensation, risk management and leadership development. The Nominating and Governance Committee also believes that each of the director nominees has other key attributes that are critical to the composition of an effective Board: integrity and demonstrated impeccable ethical standards, sound judgment, analytical skills, the ability to work together in a constructive and collaborative fashion and the commitment to devote significant time and energy to service on the Board and its committees.
The specific experience, qualifications and background of each of our current directors and director nominees for election by our stockholders is as follows:

Laurie Bergman
Director since 2023
Age 47

Ms. Bergman has extensive financial and executive leadership expertise, including serving as the Chief Financial Officer of Legacy Food Group, a food service distribution company, since July 2024. Prior to her time at Legacy Food Group, Ms. Bergman served as the Chief Financial Officer of Liquid Environmental Solutions, a provider of waste removal services, since June 2021. Prior to that, Ms. Bergman served as Vice President, Chief Accounting Officer and Corporate Controller of UGI Corporation, a natural gas and electric power distribution company (February 2019 to June 2021). She previously served as the Chief Accounting Officer and Corporate Controller of AmeriGas Propane, Inc., a propane delivery company (2016 to 2019) and as its Group Director – Financial Planning and Operations (2014 to 2016). Ms. Bergman joined AmeriGas Propane, Inc. in 2006 as Manager – Disbursements and served in various roles of increasing responsibility at AmeriGas Propane, Inc., including Assistant Controller (2011 to 2012), Director of Financial Analysis and Planning (2012 to 2013), and Group Director of Financial Planning and Revenue Management (2013 to 2014). Prior to her time at AmeriGas Propane, Inc., Ms. Bergman served as a Financial Analysis Specialist and a Disbursement Operations Manager at CIGNA Corporation from 2001 to 2005.

Ms. Bergman's qualifications to serve as director on the Board include her extensive leadership of corporate accounting functions in large publicly traded organizations and skills to serve as a director, with specific expertise as a financial expert. Further, Ms. Bergman's educational background includes a Bachelor of Business Administration degree in Finance from Temple University and a Master of Business Administration from Temple University.

Other Boards and Positions:
▪QNB Corporation (OTC Bulletin Board: QNBC) since 2020: independent director, member of Audit Committee

Jeremy Blank
Director since 2023
Age 46

Mr. Blank has over 20 years of experience managing investments in public and private companies. Currently, Mr. Blank is the Chief Investment Officer of Community Fund, a global investment firm, a position he has held since October 2020. Previously, he has served as a Partner at York Capital Management, a $15 billion global investment fund, from 2005 through September 2020. Mr. Blank served as a Vice President, Credit Analyst and Investment Banker at Morgan Stanley from 1999 to 2005.

Mr. Blank's qualifications to serve as director on the Board include his service on several boards of both private and public companies for over 18 years, with a specific expertise in finance.

Other Boards and Positions:
▪Enovix Corp (Nasdaq: ENVX) 2018 - 2021: Director

Richard Campbell-Breeden
Director since 2023
Age 63

Mr. Campbell-Breeden possesses over 30 years of investment banking and mergers & acquisitions related expertise. He spent 28 years at Goldman Sachs, of which he was a partner for 16 years. During his tenure at Goldman Sachs, Mr. Campbell-Breeden ran the UK investment banking businesses in Europe (London) was Vice Chairman of Investment Banking for Asia Pacific (Hong Kong), was a director of Goldman Sachs (Asia) LLC and was a member of the Asian Commitments Committee. Mr. Campbell-Breeden is the founder of Omeshorn Capital Advisors, a firm that specializes in M&A and capital raising advice, which was founded in 2016.

Mr. Campbell-Breeden's qualifications to serve as director on the Board include his service on several public and private company boards, having over 10 years of experience, with a specific expertise in finance.

Other Boards and Positions:
▪Julius Bear Group, Swiss bank listed in Zurich, since 2018: Director, Chair of the Nominations and Compensation Committee, member of the Risk and Governance Committee

Carol Eicher
Director since 2019
Age 66

Ms. Eicher is a retired public company executive with more than 35 years of executive leadership and operational expertise in the chemical industry, most recently as Chief Executive Officer at Innocor, Inc. from 2014-2017. She held senior management roles with Dow Chemical Co., Rohm and Haas Co., Ashland, Inc. and E.I. DuPont de Nemours and Co. In addition, she was Chief Executive Officer and Chair of a private equity portfolio company and led the successful sale of that company.

Ms. Eicher's qualifications to serve as director on the Board include her extensive experience in the chemical industry and public and private company board leadership experience, having served on public company boards for more than 10 years, with a specific expertise in governance.

Other Boards and Positions:
▪Pinnacle West Capital Corporation (NYSE: PNW) since 2024: independent director, member of the Audit Committee
▪Tennant Company (NYSE: TNC) since 2008: independent director, Chair of the Governance Committee, member of the Compensation Committee, former member of the Audit Committee
▪Arconic Corporation (NYSE: ARNC) 2020-2023: independent director, member of Governance Committee
▪Hexion Holding Company 2019-2022: independent director, chair of Governance Committee

Gilbert Li
Director since 2016
Age 47

Mr. Li, who is not standing for reelection at the Annual Meeting, co-founded and served as Managing Partner of Alta Fundamental Advisers LLC, a private investment company, holding this position from January 2013 to February 2025. From February 1, 2018 to May 1, 2021, Mr. Li also served as a manager on the Board of Managers of Tinuum Group, LLC ("Tinuum Group"), in which we hold equity interests of 42.5% as of December 31, 2024. He has spent his career focused on value-oriented investing across the capital structure. From January 2009 through January 2013, Mr. Li was an investment analyst for JMB Capital Partners, a $1.3 billion hedge fund. He has also previously held the roles of portfolio manager, trader and investment analyst at Merrill Lynch, Watershed Asset Management and J.P. Morgan Investment Management.

Other Boards and Positions:
▪Alta Fundamental Advisers 2013 - 2025: Co-Founder and Managing Partner

Julian McIntyre
Director since 2023
Age 50

Mr. McIntyre is the principal at McIntyre Partners, a private investment company with interests in energy and infrastructure. Mr. McIntyre is the founder and former Chief Executive Officer of Arq Limited between 2015 and 2023. He has extensive experience as an entrepreneur, founding several companies in the oil and gas, energy, and telecommunications industries. In 2024, Mr. McIntyre became Chairman of Moreld, a leading Norwegian engineering group servicing offshore energy and marine industries. In 2021, Mr. McIntyre was a founding shareholder of Greenfire Resources, a large oil producer in Alberta, Canada. He was, in 2014, the founder of a large natural gas operator in the Rocky Mountains and served as director until 2017. In 2000, Mr. McIntyre founded Gateway Communications, a pan-African telecoms company that provided satellite and terrestrial private networks for multinationals operating in Africa.

Mr. McIntyre's qualifications to serve as director on the Board include his service on several public and private company boards, having over 20 years of experience, with a specific expertise in entrepreneurial business growth.

Other Boards and Positions:
▪Moreld AS (Euronext Growth Oslo) since 2024: Chairman
▪Greenfire Resources Inc. (NYSE: GFR) 2020-2024: Chair of the board

Robert Rasmus
President and Chief Executive Officer, Director since 2023
Age 67

Mr. Rasmus has been the Chief Executive Officer and director of Arq, Inc. since July 2023. Prior to his appointment as Chief Executive Officer, between 2012 and 2020, Mr. Rasmus served as the Chief Executive Officer and director of Hi-Crush, Inc., a fully integrated provider of proppant and logistics services for hydraulic fracturing operations that Mr. Rasmus founded in 2012. Prior to this, Mr. Rasmus is a Co-Founder and Managing Partner of Red Oak Capital Management, and was President of Thunderbolt Capital Corp., a venture firm focused on start-up and early-stage private equity investments. Mr. Rasmus has a Bachelor of Arts in Government and International Relations from the University of Notre Dame.

Mr. Rasmus’s qualifications to serve as a director on the Board include his experience as Chief Executive Officer of Arq, Inc. and his extensive knowledge of the Company’s operations, as well as his years of executive and financial management experience.

L. Spencer Wells
Director since 2014
Age 54

Mr. Wells, the current Chair of our Board who is not standing for re-election at the Annual Meeting, has over 20 years of experience as an investor and financial analyst and is a founding Partner of Drivetrain Advisors, a provider of fiduciary services to the alternative investment community. Prior to founding Drivetrain Advisors in 2013, Mr. Wells served as a Senior Advisor at TPG Special Situations Partners from 2010 to 2012. Mr. Wells was a partner of TPG Special Situations Partners, during which time he helped to create and manage an investment portfolio approximated at $2.5 billion. From 2002 until 2009, Mr. Wells served as a Partner and a member of the Investment Committee at Silverpoint Capital. While at Silverpoint, he covered the energy, chemicals and building products sectors and managed an investment portfolio estimated at $1.3 billion. Mr. Wells has previously served on the boards of over 20 public and private companies over the last ten years, including Roust Corporation, Affinion Group, Inc. and Syncora Holdings, Ltd.

Mr. Wells has extensive executive leadership and financial expertise, having over 20 years of involvement as a financial analyst and senior advisor to various companies.

Mr. Wells' qualifications to serve as director on the Board include extensive public and private company board leadership experience having served on public company boards for more than 10 years, with specific expertise in governance of companies undergoing significant change such as asset purchases and sales, in-court or out-of-court restructurings and liability management.

Other Boards and Positions:
▪NextDecade Corporation (Nasdaq: NEXT) since 2017: Director, Chair of the Audit Committee, member of the Nominating and Corporate Governance Committee
▪Vantage Drilling International (OTC EXMKT: VTDRF) since 2016: Director, Chair of the Compensation Committee, member of the Audit Committee

Director Independence
Currently our Board consists of six independent directors, as defined under the applicable Nasdaq listing standards (Laurie Bergman, Richard Campbell-Breeden, Carol Eicher, Gilbert Li, Julian McIntyre, and L. Spencer Wells). The Board determined that Mr. Blank is not independent due to his affiliation with Community Fund. The Board considered Mr. McIntyre's prior employment with Arq Limited, which terminated upon him becoming a director of the Company and determined that it would not impair Mr. McIntyre's independence under the applicable SEC and Nasdaq rules.
The Board maintains Audit, Compensation, and Nominating and Governance Committees, each of which was at all times during 2024, is currently comprised of, and will continue to be comprised as of the Annual Meeting and thereafter solely of independent directors under applicable independence standards of the Nasdaq listing rules. Mr. Li, who is not standing for reelection at the Annual Meeting, is currently a member of the Nominating and Governance Committee. Mr. Wells, who is also not standing for reelection at the Annual Meeting, is currently a member of the Audit Committee and the Chair of the Compensation Committee. Promptly upon completion of the Annual Meeting, the Board expects to set committee membership and appoint committee chairs for the ensuing year.
Board and Committee Meetings and Attendance at Meeting of Stockholders
The Board currently has three committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee.
The Board met eight times in 2024. The Audit Committee met six times in 2024. The Compensation Committee met five times in 2024. The Nominating and Governance Committee met five times in 2024. All of the incumbent directors attended at least 75% of the meetings of the Board and the committees of which they were members during 2024.
Directors are expected to attend all Board and respective committee meetings. In addition, directors are expected to make their best efforts to attend the Company's annual meetings of stockholders either in person or telephonically. Five out of eight of our current directors attended last year's annual meeting of stockholders.
Stockholder Communications to Directors
Any stockholder or any other interested party may communicate directly with the Board (or any individual director or Chair of the Board) by writing to the Chair of the Board, Arq, Inc., 8051 E. Maplewood Ave., Ste. 210 Greenwood Village, Colorado 80111 or by emailing the Board through the "Contact" page on our website at www.arq.com. Any such communication should state the number of shares owned of record or beneficially owned by the stockholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chair will forward the stockholder's communication to the appropriate director. For any communication relating to accounting, auditing or fraud, such communication will be forwarded promptly to the Chair of the Audit Committee.
Code of Ethics
We have adopted a Code of Ethics and Business Conduct that includes a code of ethics as defined in Item 406(b) of SEC Regulation S-K. Our Code of Ethics and Business Conduct incorporates our Insider Trading Policy, Anti-Bribery & Anti-Corruption Policy, Anti-Money Laundering Policy and Regulation FD Policy, each of which applies to our officers, directors, and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or other persons performing similar functions. A copy of our Code of Ethics and Business Conduct is available on our investor relations website at ir.arq.com. We intend to disclose any amendments to our Code of Ethics and Business Conduct, or waivers of such provisions granted to executive officers and directors, on our website in accordance with, and to the extent required by, the SEC and Nasdaq rules. Please note that the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.

Board Leadership Structure and Role in Risk Oversight
We have a policy of keeping the roles of Chief Executive Officer ("CEO") and Chair of the Board separate, and the roles are currently filled by two different individuals. We believe this arrangement is appropriate as it recognizes the distinction between the role played by the CEO, whose position is more heavily oriented towards day-to-day management, and the Chair, whose role as an independent director is to oversee the Board and participate in and chair executive sessions of the Board.
Our Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. However, in accordance with corporate legal principles, the Board is not involved in day-to-day operating matters. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analysis and reports sent to them periodically and monthly, and through discussions with the CEO and other officers.
Our Board receives quarterly updates from our CEO and other members of executive management regarding enterprise risks, including operation, cybersecurity, financial, legal and regulatory and strategic. These risks are evaluated on a short-, intermediate- and long-term basis. Management has a systematic and integrated approach to overall risk management that includes the identification of risks and mitigation plans.
The Board has designated the Audit Committee to oversee risk management, including cybersecurity and overall controls (including anti-fraud and Sarbanes-Oxley Act of 2002 (SOX) controls), and the Audit Committee periodically reports to the Board regarding briefings provided by management and advisors, as well as its own analysis and conclusions regarding the adequacy of the Company's risk management processes. In addition to this compliance program, the Board encourages management to promote, and management is committed to promoting, a corporate culture that incorporates risk management into the Company's strategy and day-to-day business operations. The Board and management continually work together to assess and analyze our most likely areas of risk.
Audit Committee
Our Board has appointed an Audit Committee currently consisting of Mses. Bergman and Eicher, and Mr. Wells. Ms. Bergman currently serves as the Chair of the Audit Committee. Mr. Wells is not standing for reelection at the Annual Meeting. Promptly upon completion of the Annual Meeting, the Board expects to set Audit Committee membership and appoint an Audit Committee chair for the ensuing year.
Our Board determined that Mses. Bergman and Eicher and Mr. Wells are each an "audit committee financial expert." Each Audit Committee member is "independent" under the applicable independence standards of the SEC and Nasdaq Stock Market, including heightened independent standards applicable to audit committee members, and a brief listing of their relevant experience is stated in each of their biographies above.
The role and functions of the Audit Committee are set out in the Audit Committee Charter. The role of the Audit Committee is one of oversight of the services performed by the Company's independent registered public accounting firm. The Audit Committee's functions include the following:
▪Reviewing and assessing the Audit Committee Charter annually;
▪Overseeing the Company's compliance with legal and regulatory requirements, including the Code of Ethics and Business Conduct and approving related party transactions;
▪Overseeing the Company's processes to identify and manage business and financial risk;
▪Appointing, approving the compensation of, and reviewing the Company's relationships with, its independent registered public accounting firm and/or other auditors and assessing the impact such relationships may have on the auditors' objectivity and independence;
▪Taking other appropriate action to evaluate the independence of the Company’s independent registered public accounting firm;
▪Reviewing and considering the matters identified in Public Company Accounting Oversight Board ("PCAOB") professional auditing standards with the Company’s independent registered public accounting firm and management;

▪Reviewing and discussing the Company's financial statements and report on internal control with the Company’s independent registered public accounting firm;
▪Reviewing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; and
▪Reporting to the Board on all such matters. In performing its oversight function, the Audit Committee relies upon advice and information received in its discussions with the Company’s management and independent registered public accounting firm.
The Audit Committee pre-approves all audit or non-audit services performed by our independent registered public accounting firm in accordance with Audit Committee policy and applicable law.
The Audit Committee has a written charter, a copy of which is available on our investor relations website at ir.arq.com under the "Corporate Governance Docs" section of "Corporate Governance." Please note that the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.
Audit Committee Oversight of Cybersecurity
The Board oversees management’s processes for identifying and mitigating risks, including cybersecurity risks. In addition to the functions outlined above, the Audit Committee maintains delegated oversight of cybersecurity risks, bringing in third-party service providers as needed to advise on cybersecurity infrastructure, policies, risk assessment processes and practices. Our Vice President of Information Technology (“VP of IT”) primarily oversees these third-party service providers who assist in monitoring and testing our safeguards, including execution of external penetration testing and ongoing real time vulnerability assessments through our extended detection and response processes to identify cybersecurity threats. Our VP of IT briefs the Audit Committee quarterly, at a minimum, on our cybersecurity risks, business-impacting incidents, and ongoing and future cybersecurity project implementations. The full Board receives regular updates from the Audit Committee and, as needed, from our VP of IT, regarding its oversight of cybersecurity risks and our cybersecurity risk management program.

For additional information regarding our cybersecurity management, please refer to our Annual Report on Form 10-K for the year ended December 31, 2024, under Item 1C. Cybersecurity.
Compensation Committee
Our Board has appointed a Compensation Committee currently consisting of Messrs. Wells and Campbell-Breeden, and Ms. Eicher. Mr. Wells currently serves as the Chair of the Compensation Committee. Mr. Wells is not standing for reelection at the Annual Meeting. Promptly upon completion of the Annual Meeting, the Board expects to set Compensation Committee membership and appoint a Compensation Committee chair for the ensuing year.
The responsibilities of the Compensation Committee, as set forth in the Compensation Committee Charter, include reviewing our executive compensation programs to analyze their alignment with attracting, retaining and motivating our executive officers to achieve our business objectives; establishing annual and long-term performance goals for our executive officers and evaluating their performance in light of such goals; reviewing, approving and, when appropriate, making recommendations concerning our long-term incentive plans; reviewing and making recommendations regarding stockholder proposals related to compensation; and administering our equity-based and employee benefit plans.
Each year, the Compensation Committee reviews, modifies (if necessary), and approves the goals and objectives relevant to the compensation of our CEO and other named executive officers, as well as the executive compensation program as a whole, including performance goals for the annual cash incentive program, if applicable, and long-term equity awards. In addition, the Compensation Committee is responsible for reviewing the performance of our CEO within the framework of our executive compensation goals and objectives. Based on this evaluation, the Compensation Committee sets the compensation of the CEO. See "Executive Compensation" below for additional information.

The Compensation Committee has a written charter, a copy of which is available on our investor relations website at ir.arq.com under the "Corporate Governance Docs" section of "Corporate Governance." Please note that the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.
Nominating and Governance Committee
Our Board has appointed a Nominating and Governance Committee currently consisting of Mses. Eicher and Bergman, and Mr. Li. Ms. Eicher currently serves as the Chair of the Nominating and Governance Committee. Mr. Li is not standing for reelection at the Annual Meeting. Promptly upon completion of the Annual Meeting, the Board expects to set Nominating and Governance Committee membership and appoint a Nominating and Governance Committee chair for the ensuing year.
The responsibilities of the Nominating and Governance Committee include:
▪Reviewing and recommending to the Board the size and composition of the Board;
▪Identifying and recommending director nominees for election to the Board;
▪Reviewing non-management director compensation;
▪Submitting the same to the entire Board for approval;
▪Overseeing the annual self-evaluation of the Board;
▪Overseeing our sustainability programs and initiatives;
▪Recommending the structure and composition of Board committees to the entire Board for approval;
▪Monitoring in conjunction with the Audit Committee compliance with our Code of Ethics and Business Conduct;
▪Approving any waivers thereto with respect to directors and executive officers;
▪Recommending individuals to serve as Chair of the Board and periodic review of the CEO; and
▪Reviewing the CEO's recommendations for individuals to serve as executive officers and analyzing and recommending such persons to the Board.
Director nominees are generally identified by our directors, stockholders, officers or third party search firm based on industry and business contacts. Regardless of the source of the nomination, nominees are evaluated by the Nominating and Governance Committee, other members of the management team and the Board, as deemed appropriate by the Nominating and Governance Committee. The Nominating and Governance Committee then presents qualified candidates to the Board for a final discussion and vote.
We do not have a formal policy with respect to the consideration of diversity in the identification of director nominees, but the Nominating and Governance Committee strives to select candidates for nomination to the Board with a variety of backgrounds and complementary skills so that, as a group, the Board possesses the appropriate talent, skills, perspectives and expertise to oversee the Company's businesses. The Board assesses its effectiveness in this regard as part of the annual board and director evaluation process.
Under the Nominating and Governance Committee Charter, the Nominating and Governance Committee will consider nominees submitted by our stockholders. Recommendations of individuals that meet the criteria set forth in the Nominating and Governance Committee Charter for election at our 2026 annual meeting of stockholders may be submitted to the Nominating and Governance Committee in care of Clay Smith, General Counsel and Secretary, at 8051 E. Maplewood Ave., Ste. 210, Greenwood Village, Colorado 80111 no earlier than January 4, 2026 and no later than February 3, 2026. The Nominating and Governance Committee evaluates nominees recommended by stockholders using substantially the same criteria it uses to evaluate all other candidates.
The Nominating and Governance Committee has a written charter, a copy of which is available on our investor relations website at ir.arq.com under the "Corporate Governance Docs" section of "Corporate Governance." Please note that the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.

Health, Safety and Sustainability at Arq
At Arq, we believe that a robust approach to health, safety and sustainability is an important element of long-term success and an enabler of better Company performance. We create and commercialize innovative technical solutions that drive our mission to improve the quality of the air we breathe, water we drink and soil our children play on—our products play a pivotal role in removing numerous harmful and emerging pollutants (such as per- and polyfluoroalkyl substances (“PFAS”)) from water supplies, contaminated land sites, and air emissions. We believe that our mission is underpinned by sound governance, effective stewardship of resources, and awareness of the social issues affecting our employees and the communities in which we operate.
Our Board and our Nominating and Governance Committee each oversee certain aspects of our health, safety and sustainability programs. While our management team manages the day-to-day operation of our programs, our Board is responsible for health and safety oversight and our Nominating and Governance Committee is responsible for sustainability oversight, including overall performance and objectives.
Our Board monitors the performance and sets out overarching goals of our health and safety programs, assesses health and safety risks relevant to Arq and receives at least quarterly updates from our management team regarding health and safety metrics across our facilities.
The Nominating and Governance Committee monitors the evolving sustainability risks most relevant to Arq in addition to oversight of our sustainability policies and annual disclosures. Our Nominating and Governance Committee receives at least quarterly updates from our management team and advises on sustainability program priorities. Additionally, the Nominating and Governance Committee makes recommendations to our Board regarding sustainability-related commitments and reviews and approves our annual ESG Sustainability Report (“Sustainability Report”).
Health and Safety
The health and safety of our employees is critical to our ongoing success. In order to ensure that we are aware of, and proactively mitigate, any health and safety risks, we maintain an environmental, health and safety (“EHS”) team that is responsible for ensuring we have a robust range of policies, systems and emergency action plans in place for each of our facilities. The EHS team compiles monthly safety reports and quarterly briefs on key compliance indicators that are shared with and reviewed by our management team. Our Board, who is ultimately responsible for health and safety oversight, then receives an update from our management team on these key compliance indicators at least on a quarterly basis.
Our approach to health and safety is underpinned by compliance with the regulations of the Occupational Safety and Health Administration (“OSHA”) and the Mine Safety and Health Administration (“MSHA”), as applicable across our facilities. We have an established health and safety management system, incorporating best practices and compliance with relevant and applicable OSHA and MSHA requirements. This approach includes our program of health and safety training, which is mandatory for all employees alongside additional job- and location-specific training for relevant employees. These trainings and programs empower our employees to be collectively responsible for everyone’s safety. We track a range of leading health and safety indicators, including near misses, hazard recognitions, and training completion. We also have a comprehensive process for conducting a root cause analysis for all incidents and near misses.
Further information pertaining to the health and safety of our employees and the communities in which we operate can be found in our annual Sustainability Report described below.
Sustainability
Throughout our history, Arq has enabled our customers and partners to meet and exceed their environmental goals. Alongside delivering innovative solutions to remove PFAS and other harmful chemicals and pollutants from water, land, and air; recently, we have pioneered a truly unique process of repurposing coal waste to create environmentally beneficial feedstocks and products.
Beyond the products we offer, sustainability also plays an important role in how we manage our business—we believe in the importance of continuously assessing and reducing our own environmental impact. In September 2024, we published our inaugural annual Sustainability Report, which includes detailed information on our product quality and safety, energy use, water and waste management, and greenhouse gas emissions, along with other sustainability disclosures and metrics. Our annual Sustainability Report, which covers our activities for the fiscal year ended December 31, 2023, is available at www.arq.com/sustainability/. We expect to publish our 2024 Sustainability Report, which will cover our activities for the fiscal year ended December 31, 2024, during the second half of 2025. Website links are provided throughout this Proxy Statement for convenience and are included as inactive textual references only. Please note that neither the information on our website nor the information linked therein or otherwise connected thereto, is part of this Proxy Statement and is not incorporated by reference herein.

RELATED PERSON TRANSACTIONS
The charter of our Audit Committee requires all related person transactions to be reviewed and approved by the Audit Committee. A related person transaction is, defined as any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) the Company is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A "Related Person" is any (a) person who is an executive officer, director, or nominee for election as a director of the Company, (b) greater than five percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An "Immediate Family Member" is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
Other than transactions described below, there have not been any related person transactions that require disclosure under Item 404 of Regulations S-K.
On September 20, 2024, Arq, Inc., the Company entered into an underwriting agreement (the "Underwriting Agreement") with Canaccord Genuity LLC, as the representative of the underwriters named therein (the "Underwriters"), relating to the issuance and sale (the "Offering") of 4,770,000 shares of the Company's common stock at a price to the public of $5.25 per share. The Company also granted the Underwriters an overallotment option exercisable for 30 days from the date of the Underwriting Agreement to purchase up to an additional 715,500 shares of common stock, on the same terms and conditions, which was subsequently exercised by the Underwriters. The Company issued a total of 5,485,500 shares of common stock, inclusive of the 715,500 shares issued pursuant to the Underwriters’ fully exercised overallotment option, and received net proceeds, after deducting offering costs, of approximately $26.7 million from the Offering.
Mr. Rasmus, the Company's CEO and member of the Board, who is a related person of the Company, participated in the Offering on the same terms as the other purchasers. Mr. Rasmus purchased 25,000 shares in the Offering for an aggregate purchase price of approximately $131,000.
On August 19, 2022, the Company and CF Global Credit, LP ("CF Global") executed a commitment letter pursuant to which CF Global offered to provide a $10.0 million term loan (the "Term Loan") to the Company, of which $8.5 million was the net proceeds.
On February 1, 2023, the Company, as borrower, certain of its subsidiaries, as guarantors, and CF Global, as administrative agent and lender, entered into the Term Loan upon execution of a Term Loan and Security Agreement. On December 27, 2024, the Company repaid in full all amounts outstanding and due under the Term Loan and terminated the Term Loan and Security Agreement. The Company made a final payment of approximately $11.5 million to CF Global, consisting of outstanding principal and accrued interest under the CF Global Loan Agreement of approximately $11.1 million, a prepayment premium of approximately $0.2 million, which amount was equal to 2.0% of the carrying balance of the Term Loan on the date of the Term Loan and Security Agreement, and other fees and expenses amounting to approximately $0.2 million.
CF Global is an affiliate of one of the Company's directors, Jeremy Blank, who is the Chief Investment Officer of Community Fund. Mr. Blank was appointed as a director on February 1, 2023 and is considered a related person of the Company. Mr. Blank is entitled to a portion of interest and fees related to the Term Loan, including those made in connection with the termination of the Term Loan, given his ownership position in CF Global, which amount was in excess of $120,000 during the fiscal year ended December 31, 2023.

DIRECTOR COMPENSATION
Our Nominating and Governance Committee has responsibility for reviewing the compensation plan for our non-management directors annually and making recommendations to the entire Board for approval. The Nominating and Governance Committee has not delegated authority to any other person to determine director compensation. Our management has made recommendations to the Nominating and Governance Committee regarding their views as to the appropriate amount and form of compensation (i.e., cash or stock) and tax and accounting ramifications of such compensation.
Based on its review of director compensation practices of the Peer Group (as discussed in more detail on page 31) and other market information, the Nominating and Governance Committee did not adjust total director compensation for 2024. For the Annual Retainer, a portion of the directors retainer is to be paid at least 50% in the form of restricted common stock that vests in four quarterly installments, as described below.

Compensation Component	January 1, 2024 - December 31, 2024*
Annual Retainer	$147,850, with at least 50% paid in restricted stock
Chair of the Board Retainer	32,500
Chair of the Audit Committee Retainer	20,000
Chair of the Compensation Committee Retainer	12,500
Chair of the Nominating and Governance Committee Retainer	10,000
Compensation Committee Member Service Retainer	10,000
Audit Committee Member Service Retainer	7,500
Nominating and Governance Member Service Retainer	5,000
*Amounts shown are on an annual basis. Unless specified otherwise, all amounts are payable in cash.
All directors also receive reimbursement for reasonable out-of-pocket expenses incurred in connection with meetings of our Board.

The following table provides information regarding the compensation of our non-employee directors for the fiscal year ended December 31, 2024:

Name	Fees earned or paid in cash ($) (1)(2)	Stock awards ($) (3)(4)	Total ($)
Laurie Bergman	112,370	70,795	183,165
Jeremy Blank	44,250	141,591	185,841
Richard Campbell-Breeden	54,250	141,591	195,841
Carol Eicher	114,870	70,795	185,665
Gilbert Li	92,370	70,795	163,165
Julian McIntyre	87,370	70,795	158,165
L. Spencer Wells	139,870	70,795	210,665
(1) The cash amounts earned by each director are made up of the following amounts:

Name	Annual Retainer ($)	Annual Chair Retainer ($)	Annual Committee Retainer ($)	Total ($)
Laurie Bergman	87,370	20,000	5,000	112,370
Jeremy Blank	44,250	—	—	44,250
Richard Campbell-Breeden	44,250	—	10,000	54,250
Carol Eicher	87,370	10,000	17,500	114,870
Gilbert Li	87,370	—	5,000	92,370
Julian McIntyre	87,370	—	—	87,370
L. Spencer Wells	87,370	45,000	7,500	139,870
(2) As the volume weighted-average purchase price of the share awards representing 50% of the retainer for 2023 was below a valuation floor of $3.00, the Compensation Committee approved additional payment in cash for the board term ending June 10, 2024.
(3) The grant date fair value of the restricted shares granted to non-employee directors in fiscal 2024 is set forth in the following table and is computed in accordance with FASB ASC Topic 718, based on the closing price per share on the date of grant.

Grantees	Shares (per director)	Grant Date Fair Value (per director)	Grant Date
Bergman, Eicher, Li, McIntyre and Wells	12,508	$70,795	7/1/2024
Blank and Campbell-Breeden	25,016	$141,591	7/1/2024
(4) As of December 31, 2024, our non-employee directors held the following number of shares of unvested restricted stock, which were granted in 2024: Ms. Bergman — 6,254, Mr. Blank — 12,508, Mr. Campbell-Breeden — 12,508, Ms. Eicher — 6,254, Mr. Li — 6,254, Mr. McIntyre — 6,254 and Mr. Wells — 6,254.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Common Stock
The following table provides information with respect to the beneficial ownership of our common stock by: (1) each current director of the Company or director nominee, (2) each named executive officer currently serving the Company, (3) all directors and executive officers as a group, and (4) each person beneficially owning more than 5% of our outstanding common stock. We base the share amounts shown on each person's beneficial ownership as of April 7, 2025, including options exercisable, or shares issuable upon settlement of restricted stock units, within 60 days thereof, unless we indicate some other basis for the share amounts. Percentage ownership is calculated based on 42,214,253 shares outstanding as of April 7, 2025, including securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act. For persons beneficially owning more than 5% of our outstanding common stock, we have used the most recent ownership filings related to the below table. Except as noted below, each of the persons named below has sole voting and investment power for the respective shares.

Executive Officers, Directors and Director Nominees (1)	Current Shares Beneficially Owned (1)	Rights to Acquire Beneficial Ownership of Shares	Total	Percent of Shares Beneficially Owned
Laurie Bergman	37,150	—	37,150	*
Jeremy Blank (2)	2,409,463	—	2,409,463	5.71%
Richard Campbell-Breeden (3)	208,912	—	208,912	*
Carol Eicher	81,958	—	81,958	*
Gilbert Li (4)	2,044,122	—	2,044,122	4.84%
Julian McIntyre (5)	3,258,439	—	3,258,439	7.72%
Robert Rasmus	983,561	333,333	1,316,894	3.10%
L. Spencer Wells	102,927	—	102,927	*
Jeremy Williamson	138,699	—	138,699	*
Joe M. Wong	354,790	—	354,790	*

All Current Directors and Executive Officers as a Group (13 persons)	9,830,991	333,333	10,164,324	23.89%

5% Shareholders:
Allard Services Limited (5)	2,774,305	—	2,774,305	6.57%
AIGH Capital Management LLC (6)	3,012,956	—	3,012,956	7.14%
* Less than 1%
(1)     Except as otherwise noted and for shares held by a spouse and other members of the person's immediate family who share a household with the named person, the named persons have sole voting and investment power over the indicated shares. This column also includes shares held in trust that are beneficially owned. Beneficial ownership of some or all of the shares listed may be disclaimed. The address of each of our executive officers and directors is 8051 E. Maplewood Ave., Ste. 210, Greenwood Village, CO 80111.
(2)    Mr. Blank reported being the beneficial owner of 2,409,463 shares, of which 1,987,434 shares are held by YGF 100 LP ("YGF"), 324,955 shares are held by CF Global Credit, LP and 47,416 shares are held by Community SPV GP LP. Mr. Blank is the ultimate control person of and an investor in YGF and Community SPV GP LP; therefore he is an indirect beneficial owner of a portion of these shares. Additionally, Mr. Blank controls the general partner of CF Global Credit, LP and is an investor in CF Global Credit, LP and therefore is an indirect beneficial owner of a portion of these shares. Mr. Blank disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(3)    Mr. Campbell-Breeden reported being the beneficial owner of 208,912 shares, of which 151,148 shares are held by Omeshorn Holdings Ltd. Mr. Campbell-Breeden is a director of Omeshorn Holdings Ltd. and therefore is an indirect beneficial owner of the securities reported herein.

(4)    Alta Fundamental Advisers LLC ("Alta") and Alta Fundamental Advisers SP LLC report being the beneficial owner of 2,044,122 shares that are directly held by their clients, funds, and affiliates (the "Accounts") that are managed by Alta. Mr. Li, a director of the Company, is the former Managing Partner of Alta. In addition, Mr. Li is an investor in one or more of these Accounts and therefore is an indirect beneficial owner of a portion of these shares. Alta and Mr. Li disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein. Alta's address is 1500 Broadway, Suite 704, New York, NY 10036.
(5)    Mr. McIntyre reported being the beneficial owner of 3,258,439 shares, of which 2,774,305 shares are held by Allard Services Limited, 382,042 shares are held by MWB Limited, 43,034 shares are held by Markham Fuels Management Limited, and 21,908 shares are held by Stannard Limited. Mr. McIntyre controls Allard Services Limited and Markham Fuels Management Limited and therefore is an indirect beneficial owner of the securities reported herein. Further, Markham Fuels Management Limited controls MWB Limited, and Mr. McIntyre's spouse controls Stannard Limited and therefore Mr. McIntyre may be deemed to be an indirect beneficial owner of the securities reported herein. Allard Services Limited’s address is 36 Hope Street, IM1 1AR Douglas, Isle of Man.
(6)    Based upon information contained in a Schedule 13G/A filed by AIGH Capital Management, LLC (“AIGH”) and Mr. Orin Hirschman on January 29, 2025. Of these shares, Mr. Hirschman has sole voting and dispositive power of 3,012,956 shares and AIGH has sole voting and dispositive power over 2,817,078 shares. Mr. Hirschman is the managing member of AIGH. The address for Mr. Hirschman and AIGH is 6006 Berkeley Avenue, Baltimore MD 21209.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
For the fiscal year ended December 31, 2024, the following persons subject to Section 16(a) beneficial ownership reporting filed late reports:

Reporting Person	Number of Late Reports	Total Number of Transactions Reported Late
Jeremy Williamson	1	1
The Company is not aware of any other unreported transactions for 2024.

PROPOSAL TWO
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO COMPANY'S NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are seeking a non-binding advisory vote to approve the compensation of our named executive officers ("NEOs") as disclosed in the section of this Proxy Statement titled "Executive Compensation." Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We believe that our compensation philosophy and practices are consistent with market practices, designed to retain key executives and reward Company performance, and aligned with long-term stockholder interests. This proposal will be deemed approved, on a non-binding advisory basis, if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.
The Board proposes the following resolution for approval by the stockholders:
RESOLVED, that the stockholders approve the compensation of the Company's named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).
The Board currently has a policy of holding advisory votes to approve executive compensation every year. Our stockholders last approved the frequency of advisory votes on executive compensation at our 2019 annual meeting. During the Annual Meeting, our stockholders will again be asked to vote on the frequency of future advisory votes on executive compensation. Please see "Proposal Three - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation" for more information.
Board Recommendation
Our Board recommends a vote "FOR" the proposal to approve, on an advisory basis, the Company's compensation paid to our NEOs.

Information about our Executive Officers
The following table sets forth certain information about our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Robert Rasmus	67	Chief Executive Officer
Jay Voncannon	59	Chief Financial Officer
Jeremy Williamson	45	Chief Operating Officer
Joe M. Wong	64	Chief Technology Officer
Stacia Hansen	38	Chief Accounting Officer
Clay Smith	44	General Counsel and Corporate Secretary

All officers hold office until their successors are appointed, or until their earlier death, resignation or removal. The specific experience, qualifications and background of each of our current executive officers are as follows:

Robert Rasmus
President, Chief Executive Officer and Treasurer
Business Experience:
Mr. Rasmus has been the Chief Executive Officer of Arq, Inc. since July 2023. See Mr. Rasmus' specific experience and education background in the "Corporate Governance" section above.

Jay L. Voncannon
Chief Financial Officer
Business Experience:

Mr. Voncannon joined Arq, Inc. in April 2025 and currently serves as the Chief Financial Officer. Prior to joining Arq, Inc. from 2018 to 2025, Mr. Voncannon was Chief Financial Officer at CoorsTek, a multibillion dollar manufacturer specializing in advanced engineered ceramic products. Prior to 2018 Mr. Voncannon held various positions at Koch Industries, Inc. and its affiliates, including as Chief Financial Officer and Managing Director of Koch Equity Development. Mr. Voncannon has more than 35 years of professional and leadership experience.
Education:
Mr. Voncannon holds a CPA, CGMA, and a Bachelor of Business Administration in Accounting from Baylor University.

Jeremy “Deke” Williamson
Chief Operating Officer
Business Experience:

Mr. Williamson joined Arq, Inc. in September 2023 and currently serves as the Chief Operating Officer. Prior to joining Arq, Inc., Mr. Williamson held various positions at Hi-Crush, Inc., most recently as Senior Vice President Production/Midstream from 2019 to 2023. Prior to 2019, he was the plant manager at Southeast Missouri Stone. Mr. Williamson has more than 20 years of industrial manufacturing experience
Education:
Mr. Williamson holds an MBA and a Bachelor of Science degree in Business Management from the University of Phoenix.

Joe M. Wong
Chief Technology Officer
Business Experience:

Mr. Wong has over 37 years of industrial leadership experience in research & development, product development and business growth in specialty materials. Prior to joining Arq, Inc. as Chief Technology Officer in 2018, Mr. Wong served as the Chief Technology Officer for ADA Carbon Solutions from 2012 to 2018 and VP of Technology from 2011 to 2012. Before ADA Carbon Solutions, Mr. Wong worked for three years in private consulting, preceded by 21 years with MeadWestvaco Corporation in senior leadership positions for the Specialty Chemicals and Research & Development sectors.

Education:
Mr. Wong holds a PhD in Chemical Engineering from the University of Texas.

Stacia Hansen
Chief Accounting Officer and Treasurer
Business Experience:

Ms. Hansen joined Arq’s portfolio of companies in 2015 and currently serves as the Chief Accounting Officer and Treasurer. Throughout her time at Arq, Ms. Hansen has served in roles of increasing responsibility including Director of Financial Reporting and Manager of Financial Reporting. Ms. Hansen has more than 12 years accounting experience and expertise in financial reporting, technical accounting, Sarbanes-Oxley Act compliance. Prior to Arq, Ms. Hansen worked in Assurance Services, at Ernst & Young, LLP. Ms. Hansen is a certified public accountant.

Education:
Ms. Hansen holds a B.S. and a Master of Accountancy from the University of Denver.

Clay Smith
General Counsel and Corporate Secretary
Business Experience:

Mr. Smith joined Arq’s portfolio of companies in 2014 and has taken on roles of increasing responsibility during his tenure. Mr. Smith currently serves as the Company’s General Counsel and Corporate Secretary. Prior to joining Arq, Mr. Smith was an Associate at Troutman Sanders, LLP for 6 years where his practice was focused on the infrastructure, telecom, and construction industries.

Education:
Mr. Smith holds a B.A. in History from Colby College and a J.D. in Law from Tulane University.

Involvement in Certain Legal Proceedings
Robert Rasmus and Jeremy Williamson, each an NEO of the Company, previously served as Chief Executive Officer and director, and Senior Vice President of Production/Midstream, respectively, of Hi-Crush, Inc. In July 2020, Hi-Crush, Inc. and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Bankruptcy Code, as a result of various events, including the impact from COVID-19.
EXECUTIVE COMPENSATION
In this section, we provide an analysis and explanation of our compensation program and the compensation earned by our NEOs for the fiscal year ended December 31, 2024. We are a "smaller reporting company" and the following compensation disclosures are intended to comply with the scaled disclosure requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, our Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2024 executive compensation program for our NEOs.
The Company's NEOs for 2024 were:

Name	Age	Positions
Robert Rasmus	67	Chief Executive Officer
Jeremy Williamson	45	Chief Operating Officer
Joe M. Wong	64	Chief Technology Officer
Summary Compensation Table
The following table presents information regarding compensation earned by or awards to our NEOs during fiscal years 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

Robert Rasmus	2024	50,000	—	65,385	—	—	—	115,385
Chief Executive Officer	2023	21,154	125,000	130,500	730,000	—	4,385	1,011,039

Jeremy Williamson	2024	350,000	—	396,723	—	—	20,192	766,915
Chief Operating Officer	2023	87,500	100,000	273,247	—	—	5,625	466,372

Joe M. Wong	2024	350,000	—	396,723	—	—	39,572	786,295
Chief Technology Officer	2023	329,459	143,820	634,501	—	239,539	18,972	1,366,291
(1)Because the Short-Term Incentive Plan (the "STIP") has mandatory performance measures that must be achieved before there is any payout to NEOs, amounts paid under the STIP are shown in the Non-Equity Incentive Plan Compensation column of the table, rather than the Bonus column. Amounts earned in 2023 consisted of retention awards, described in more detail under "Narrative Disclosure to Summary Compensation Table - Retention Agreements" below, or sign-on bonuses paid, as applicable, per NEO.
(2)The amounts in this column represent the aggregate grant date fair values of restricted stock awards ("RSAs") and performance share units ("PSUs") computed in accordance with FASB ASC Topic 718. These grant date fair values have been determined based on the assumptions and methodologies discussed in Note 10 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The PSU award to Mr. Rasmus is subject to a market-based price hurdle requirement and has been included in the table above based on the maximum payout upon achievement of the vesting requirement. Mr. Wong has PSUs subject to the completion of certain performance-based metrics, which have been included in the table above based on the maximum payout upon achievement of the vesting requirement. The PSU awards to Mr. Williamson and certain of the PSU awards to Mr. Wong are subject to market-based performance conditions relating to the relative placement of the Company’s total stockholder return ("TSR") for the three-year performance period as compared to the respective TSRs of a specified group of peer companies. The table below presents the market based PSU awards granted for the fiscal year ended December 31, 2024 based on an earned percentage of 100% (grant date fair value disclosed above) and an earned percentage of 200%, which is the highest level of performance conditions that can be achieved. The difference between the "Stock Award" amounts in the table above and the "PSU-if earned, target ($)" amounts in the table below represents the grant date fair values attributable to the RSAs and other awards included at potential maximum payout.

Name	PSU - if earned, target ($)	PSU - if earned, maximum ($)
Robert Rasmus	41,459	82,918
Jeremy Williamson	251,554	503,108
Joe M. Wong	251,554	503,108
(3)The amounts in this column represent the aggregate grant date fair value of the inducement option award to Mr. Rasmus computed in accordance with FASB ASC Topic 718. These grant date fair values have been determined based on the assumptions and methodologies discussed in Note 12 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These options have an exercise price of $3.00 and vest ratably in three equal annual installments.
(4)The amounts in this column represent the bonuses earned for the applicable year under the STIP.
(5)The All Other Compensation amounts for each NEO for 2024 are made up of the amounts in the table below:

Name	Matching contributions to 401(k) ($)	Other ($) (A)	Total ($)

Robert Rasmus	—	—	—
Jeremy Williamson	20,192	—	20,192
Joe M. Wong	30,500	9,072	39,572
(A) The amounts in this column represents premiums paid by the Company for an individual disability insurance policy maintained for Mr. Wong for up to $102,000 per year.
Narrative Disclosure to Summary Compensation Table
Overview of Executive Compensation Program
Our Compensation Committee is charged with establishing the Company’s philosophy for executive compensation and the approval, oversight, implementation and administration of executive compensation and benefits. Generally, the Chief Executive Officer of the Company makes recommendations to the Compensation Committee regarding executive compensation other than for himself; however, authority to approve compensation, performance goals and objectives for all NEOs is vested in the Compensation Committee.
Our philosophy for executive compensation is set forth in a document entitled "Executive Compensation Philosophy and Objectives" (the "EC Philosophy") reviewed annually by the Compensation Committee to ensure the EC Philosophy remains appropriate. The EC Philosophy is designed to support achievement of our strategies and goals, thereby creating long-term value for our stockholders and customers and ensuring our ability to recruit and retain highly qualified executive employees. Our EC Philosophy is designed to:
▪Support the Company’s vision, mission, strategy, and values to generate profitability and sustained growth in the long-term best interests of our stockholders;
▪Align executive compensation with measures of performance tied to the strategic and operational performance of the business and stockholder returns;
▪Reward executives on the basis of merit for individually and collectively achieving a leadership culture, innovation and excellence within the Company, and delivering sustained high performance to the Company, taking into consideration each executive’s qualifications, level of responsibility and contribution to the Company’s long-term performance;
▪Encourage competency-building by linking career development, performance management and compensation rewards;
▪Attract and retain the best executive talent and a highly qualified workforce within a non-discriminatory,

merit-based compensation program; and
▪Use external compensation data from sources where the Company competes for talent as one key factor in establishing the market competitiveness of our compensation program.
We believe that our compensation policies and practices do not motivate excessive or imprudent risk-taking. We note the following key aspects of our compensation policies and practices in making this determination:
▪The Company’s EC Philosophy is based on balanced performance metrics that promote disciplined progress towards long-term Company goals in addition to the short-term health of the organization;
▪We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value; and
▪The Company’s compensation programs are weighted towards long-term incentives.
Because of these factors, we believe that our compensation policies and practices, both for our employees and our executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.
Say-on-Pay
The Company provides its stockholders with the opportunity to cast an advisory vote on annual executive compensation (a "say-on-pay proposal"). At the Company’s annual meeting of stockholders in 2024, approximately 84% of the votes cast were in favor of the say-on-pay proposal, which the Compensation Committee reviewed in assessing executive compensation for the fiscal year ending December 31, 2024. Proposal 2 included in the Proxy Statement is a say-on-pay advisory vote regarding the executive compensation for the fiscal year ending December 31, 2024 as described in this Proxy Statement. The Compensation Committee will continue to consider the results of the Company's say-on-pay votes when making future compensation decisions for the Company's executive officers, including the NEOs.
Additionally, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires, at least once every six years, that we solicit the preference of our stockholders for conducting the say-on-pay proposal vote — every year, every two years, or every three years. Accordingly, in addition to providing an advisory vote on the say-on-pay proposal, stockholders are being asked to provide an advisory vote on the frequency of future say-on-pay votes at the Annual Meeting. See Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation below.
Independent Compensation Consultant and Peer Group
In making decisions with respect to 2024 compensation, the Compensation Committee utilized the peer group established as a result of the market analysis undertaken by Lyons, Benenson & Company in connection with their engagement as the Compensation Committee’s independent compensation consultant in 2023. The Company’s peer group review process includes provisions to accommodate changes in the peer group such as, for example, if one peer company merges with another. In late 2023, the Company compared the compensation practices of the Company to 15 peer group companies, set forth in the table below, from a number of similar industries, including Environmental and Facility Services, Fertilizers and Agricultural Chemicals, Industrial Machinery, Oil and Gas Equipment and Services, Oil and Gas Refining and Marketing, and Specialty Chemicals. The Compensation Committee reviewed these peer companies and approved their use for compensation benchmarking purposes (the "Peer Group").

Aemetis, Inc.	Flotek Industries, Inc.
AgroFresh Solutions, Inc.	FutureFuel Corp.
American Vanguard Corporation	Graham Corporation
Aspen Aerogels, Inc.	Intrepid Potash, Inc.
CECO Environmental Corp.	NCS Multistage Holdings, Inc.
Clean Energy Fuels Corp.	Perma-Fix Environmental Services, Inc.
Danimer Scientific, Inc.	Profire Energy, Inc.
Energy Recovery, Inc.

Base Salary
Base salary is defined as ongoing cash compensation, paid bi-weekly, and determined by factors such as job responsibilities, external market competitiveness, and an individual’s experience and performance. Compensation is aligned with the market where the Company competes for similar roles, considering employees in comparable companies. Using market and Peer Group data, the Compensation Committee evaluates base salary adjustments based on industry benchmarks, Company performance, and the achievement of pre-determined objectives. The Company aims to provide mid-market pay for strong performers, with the potential for higher compensation for exceptional contributors. However, the Company does not seek to be a market leader in base salary.
Short-Term Incentive Plan
The STIP is designed to enhance the value of the Company by providing incentives for the achievement of one or more performance goals selected by the Compensation Committee for the applicable performance period; to attract, motivate, and retain highly qualified employees; and to provide consistency with the Company’s approach to performance based pay. Incentives may be paid in cash or equity as determined by the Compensation Committee. The Compensation Committee made STIP awards under the 2017 Omnibus Incentive Plan (the "2017 Plan") through June of 2022, while STIP awards granted for 2023 were made under the 2022 Omnibus Incentive Plan (the "2022 Plan"). In 2024, the Company’s stockholders approved the adoption of the 2024 Omnibus Incentive Plan (the "2024 Plan"), which governs incentives awarded under the STIP for 2024.
In March 2024, the Compensation Committee approved STIP target opportunities of 50% of base salary for Mr. Wong and Mr. Williamson. The Compensation Committee approved a STIP target of 100% of base salary for Mr. Rasmus.
The Compensation Committee also established STIP performance metrics for the 2024 performance period, which included adjusted earnings before interest, depreciation, and amortization (Adjusted EBITDA), gross margin, selling, general and administrative (SG&A) expense as a percentage of revenue, overall equipment efficiency, commissioning milestones, and total recordable incident rate (TRIR).
In early 2025, based on the Company’s performance against these metrics, the Compensation Committee determined that approximately 75% of the STIP performance targets were achieved and approved STIP payouts to the NEOs for 2024 in line with the performance determination.
Long-Term Incentive Compensation
The Long-Term Incentive Plan ("LTIP") is designed to align executives’ interests with those of the Company’s stockholders and to support the Compensation Committee's approach to performance-based pay. Equity awards are the primary long-term incentive instrument and have historically been granted in the form of RSAs and PSUs. Equity awards vest over time based on continuous service, or over time based on achievement of certain performance measures set by the Compensation Committee at the time of the grant. Awards under the LTIP for 2024 were made 50% as RSAs and 50% as PSUs. PSUs vest upon the achievement of one or more performance measures, as determined by the Compensation Committee, following a three-year cliff vesting period.
LTIP awards were made under the 2017 Plan through June 2022 and were made under 2022 Plan from June 2022 to June 2024. All LTIP awards have been made under the 2024 Plan since its adoption in June 2024.
On February 27, 2024, the Compensation Committee approved grants of RSAs ("2024 RSAs") and PSUs ("2024 PSUs") to the NEOs, as detailed in the table below, with an effective date of August 1, 2024. The 2024 RSAs vest in equal one-third increments on August 1, 2025, March 23, 2026 and March 23, 2027, subject to each NEO’s continuous service with the Company. The 2024 PSUs vest after three years, based on the Company’s total shareholder return ("TSR") ranking for the three-year performance period ending December 31, 2026, relative to our designated Peer Group.

Named Executive Officer	Percentage of Base Salary	Number of Restricted Shares	Target Number of Performance Stock Units
Robert Rasmus	75%	3,571	3,571
Jeremy Williamson	65%	21,667	21,667
Joe M. Wong	65%	21,667	21,667

The Compensation Committee uses our designated Peer Group to benchmark the Company's stock price performance for the 2024 PSUs. TSR is calculated for both the Company and its Peer Group companies. The threshold, target, and maximum payout percentages for the 2024 PSUs are as follows: Threshold: 50% payout at 30th percentile TSR rank; Target: 100% payout at 50th percentile TSR rank; Above Target: 125% payout at 65th percentile TSR rank; Maximum: 200% payout at 90th percentile TSR rank or higher.
PSUs granted in 2022 ("2022 PSUs") vested on February 12, 2025, following a three-year performance period ending December 31, 2024. The Company’s TSR performance for the 2022 PSUs ranked at the 45.26th percentile within the peer group that was used at the time of the grant, resulting in a vesting percentage of 88.14% for these awards.
Retention Agreements
In May 2021, the Company entered into an agreement with each then-serving NEO to promote retention of the NEOs during the Company's consideration and execution of various strategic initiatives, which agreements were subsequently amended on May 4, 2022 (the "Retention Agreements"). The Retention Agreements provided for "Retention Pay" equal to $153,001 for Mr. Wong, as well as the opportunity for "Additional Retention Pay" of $52,020 for Mr. Wong. The Retention Pay and Additional Retention Pay became payable as follows, in each case, subject to the NEO’s continued employment:
▪40% of the Retention Pay was paid on August 31, 2022;
▪60% of the Retention Pay was payable on the first to occur of: (i) a termination of employment without "cause" or for "good reason", (ii) 90 days after the signing of definitive documents related to a sale or change of control of the significant assets of the Company, or (iii) January 18, 2023; and
▪the Additional Retention Pay was payable on the first to occur of: (i) a termination of employment without "cause" or for "good reason", (ii) 90 days after the signing of definitive documents related to a sale or change of control of the significant assets of the Company, or (iii) January 18, 2023.
Under the Retention Agreements, Mr. Wong received a payment of 40% of the Retention Pay on August 31, 2022 and the remainder of the Retention Pay and Additional Retention Pay in January 2023.
Policies And Practices Related To The Grant Of Certain Equity Awards Close In Time To The Release Of Material Nonpublic Information
Since 2016, the Compensation Committee has not granted stock options or similar awards as part of our equity compensation programs outside of one-time inducement grants made to Mr. Rasmus in connection with his hire. We do not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. We do not grant stock options or similar awards during periods in which there is material nonpublic information about our Company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our Insider Trading Policy. These restrictions do not apply to RSAs, PSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.
Our executive officers would not be permitted to choose the grant date for any stock option grants.
During 2024, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding outstanding Option, RSA and PSU equity awards held by our NEOs as of December 31, 2024.

	Option Awards				Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares that have not vested (#)		Market value of shares that have not vested ($)(2)	Equity incentive plan awards: number of unearned units that have not vested (#)		Equity incentive plan awards: market or payout value of unearned units that have not vested ($)(2)
Robert Rasmus	333,333	666,667	3.00	7/17/2033	3,571	(5)	27,032	3,571	(9)	27,032
	—	—	—	—	—		—	400,000	(10)	3,028,000
Jeremy Williamson	—	—	—	—	34,862	(4)	263,905	51,467	(8)	389,605
	—	—	—	—	21,667	(5)	164,019	21,667	(9)	164,019
	—	—	—	—	16,667	(6)	126,169	—		—
	—	—	—	—	—		—	—		—
Joe M. Wong	—	—	—	—	5,570	(3)	42,165	14,728	(7)	111,491
	—	—	—	—	20,150	(4)	152,536	30,225	(8)	228,803
	—	—	—	—	21,667	(5)	164,019	21,667	(9)	164,019
(1) The option award vests ratably on July 17, 2025 and July 17, 2026.
(2) The market value of RSAs and PSUs that have not vested is calculated using the closing price of $7.57 of our common stock on December 31, 2024, the last trading day of 2024. The market value of PSUs is calculated based upon an earned amount as of December 31, 2024.
(3) These RSAs vested in full on March 23, 2025.
(4) These RSAs vest ratably on March 23, 2025 and March 23, 2026.
(5) These RSAs vest ratably on August 1, 2025, March 23, 2025 and March 23, 2026.
(6) These RSAs vest ratably on September 18, 2025 and September 18, 2026.
(7) These PSUs vested on March 10, 2025. The PSUs were subject to a three-year performance period ending December 31, 2024. The award is reported at an earned percentage of 88%, representing actual performance.
(8) These PSUs vest on March 10, 2026. The PSUs are subject to a three-year performance period ending December 31, 2025. The award is reported at an earned percentage of 100%, representing target performance.
(9) These PSUs vest on March 10, 2027. The PSUs are subject to a three-year performance period ending December 31, 2026. The award is reported at an earned percentage of 100%, representing target performance.
(10) Consists of an inducement grant of PSUs, of which 250,000 RSUs vest if and when the volume weighted average price ("VWAP") of the common stock over a 30-day period equals $10.00 per share and 150,000 PSUs vest when the VWAP over a 30-day period equals $15.00 per share, in each case, prior to the third anniversary of the date of grant.
Additional Narrative Disclosure
The Company does not currently have any pension or retirement benefits (other than the 401(k) Plan) or nonqualified deferred compensation plans that apply to the NEOs, nor are any such plans contemplated at this time.

Employment Agreements
Robert Rasmus
We are party to an employment agreement with Mr. Rasmus, effective July 17, 2023 (the "Rasmus Agreement"). The Rasmus Agreement contains provisions related to Mr. Rasmus’ position, duties, authority, obligations, compensation and benefits, including his eligibility to receive incentive awards under the STIP and the LTIP. The Rasmus Agreement also contains certain covenants addressing non-competition, non-solicitation and non-divergence and provides for separation payments and benefits in the event of certain terminations of employment, as described below.
Under the Rasmus Agreement, upon a termination without "Cause" or a resignation for "Good Reason," Mr. Rasmus is eligible to receive severance of (i) 12 months of base salary and (ii) the short-term incentive cash bonus for the year of termination assuming target performance and (iii) accelerated vesting of any unvested portion of Mr. Rasmus’ options. Under the Rasmus Agreement, the base salary and short term incentive components referred to in (i) and (ii) (collectively the "severance pay") are not payable in the event Mr. Rasmus’ employment terminates by reason of the NEO’s death or disability.
Under the Rasmus Agreement:
▪"Cause" means one or more of (i) continued failure substantially to perform the material duties of Mr. Rasmus’ office (other than as a result of total or partial incapacity due to physical or mental illness); (ii) fraud, embezzlement or theft by Mr. Rasmus of the property of the Company or any of its affiliates; (iii) the conviction of Mr. Rasmus of, or plea of nolo contendere by Mr. Rasmus to, a felony under the laws of the United States or any state or comparable crime under the laws of a foreign jurisdiction; (iv) Mr. Rasmus’ gross negligence or willful misconduct in the performance of his duties to the Company or any of its affiliates; (v) a material breach by Mr. Rasmus of any material agreement between Mr. Rasmus and the Company or any of its affiliates; or (vi) Mr. Rasmus’ material violation of any material written policy or code of conduct of the Company; provided that, if such conduct is capable of cure, in the case of clauses (i), (v), or (vi), Mr. Rasmus shall have 10 business days following reasonably detailed written notice from the Board of such conduct or circumstances to cure the same to the reasonable satisfaction of the Board, and if uncured following such 10-business day period, such conduct or circumstances shall constitute “Cause” for purposes hereof.
▪"Good Reason" means one or more of (i) any reduction of Mr. Rasmus’ base salary or target annual bonus, (ii) a material breach by the Company or any affiliate of the Company of its obligations under this Agreement or any other material agreement with Mr. Rasmus, (iii) any requirement by the Company that Mr. Rasmus relocate his primary residence, or (iv) a material diminution of Mr. Rasmus’ title, authority or responsibilities as Chief Executive Officer or Mr. Rasmus’ failing to report directly to the Board; provided, however, that in order for any such event or occurrence to constitute “Good Reason” hereunder, (1) Mr. Rasmus must provide the Board with reasonably detailed written notice of such event or occurrence within 30 days of the initial occurrence thereof, (2) the Company shall have 15 days following receipt of such notice to cure the same, and (3) if uncured following such 15-day period, such conduct or circumstances shall constitute “Good Reason” for purposes hereof.
▪"Change in Control" means a change in our ownership or control effected by a direct or indirect acquisition of more than 50% of our total combined voting power, replacement of our directors by directors whose appointment or election is not endorsed by our directors serving immediately prior to such replacement, or a change in the ownership of a substantial portion of our assets.
Jeremy Williamson
We are a party to an employment agreement with Mr. Williamson, effective September 18, 2023 (the "Williamson Agreement"). The Williamson Agreement contains provisions related to Mr. Williamson's position, duties, authority, obligations, compensation and benefits, including his eligibility to receive incentive awards under the STIP and the LTIP. The Williamson Agreement also contains certain covenants addressing non-competition, non-solicitation and non-divergence and provides for separation payments and benefits in the event of certain terminations of employment, as described below.

Joe M. Wong
We are a party to an employment agreement with Mr. Wong, effective February 14, 2011, which was amended on August 18, 2021 (the "Wong Agreement"). The Wong Agreement contains provisions related to his position, duties, authority, obligations, compensation and benefits, including his eligibility to receive incentive awards under the STIP and the LTIP. The Wong Agreement also contains certain covenants addressing non-competition, non-solicitation and non-divergence and provides for separation payments and benefits in the event of certain terminations of employment, as described below.
Under the Williamson Agreement and the Wong Agreement, upon a termination without Cause or a resignation for Good Reason, the NEO is eligible to receive severance of (i) 12 months of base salary, (ii) the short-term incentive cash bonus for the year of termination based on actual performance, (iii) accelerated vesting of all unvested restricted stock awards, (iv) accelerated vesting of all unvested performance share units based on actual performance as of the date of such termination, and (v) coverage of COBRA continuation premiums for 12 months (or until the NEO is eligible for medical insurance benefits from another employer).
Under the Williamson Agreement and the Wong Agreement, upon a termination as a result of the NEO’s death or disability, the NEO (or the NEO’s beneficiary, as applicable) is eligible to receive (A) the short-term incentive cash bonus for the year of termination assuming target performance (or 50% thereof if such termination occurs within the first six months of the year), (B) accelerated vesting of all unvested restricted stock awards, and (C) accelerated vesting of all unvested performance share units based on actual performance as of the date of such termination.
Under the Williamson Agreement and the Wong Agreement:
▪"Cause" means (i) the failure by an executive to substantially perform the essential functions of executive’s duties or obligations in a satisfactory manner or material breach of any written agreement with us or an affiliate; (ii) dishonesty, willful misconduct, or material breach of our Code of Ethics and Business Conduct, knowing violation of any federal or state securities or tax laws, or any misconduct that is, or is reasonably likely to be, materially injurious to us or an affiliate; (iii) conviction of or plea of guilty or no contest to a crime involving dishonesty, breach of trust or physical harm to any person; (iv) a breach of any fiduciary duty and such conduct has had or is reasonably likely to have a material detrimental effect on us or a related person; (v) a material breach by Executive of any material agreement between Executive and the Company or any of its affiliates; or (iv) Executive’s material violation of any material written policy or code of conduct of the Company.
▪"Good Reason" and "Change in Control" generally have the meaning described above under the Rasmus Agreement.
Retirement Benefits
The Company’s Profit Sharing Retirement Plan ("401(k) Plan") is available to all eligible employees, including NEOs. Pursuant to the 401(k) Plan, we currently match the NEO’s contribution 100% up to three percent, and 50% on the next two percent, subject to income limitations based on IRS guidelines. Additionally, at the discretion of the Board, the Company may make contributions based on the profitability of the Company to those accounts. In 2024, the Company made contributions to each eligible employee’s account in accordance with the contribution schedule presented above. The Company made its contributions to the 401(k) Plan in cash. No discretionary contributions were made to the 401(k) Plan in 2024 other than as discussed above. Employee and Company contributions to the 401(k) Plan are 100% vested.

Company Policies Relating to Executive Compensation
Insider Trading Policy
Our Insider Trading Policy, which applies to our employees, officers and directors, prohibits hedging of our securities and engaging in any other transactions involving Arq based derivative securities, regardless of whether the covered person is in possession of material, non-public information (except with regard to the vesting of securities acquired pursuant to our incentive plans), or other transactions involving purchases and sales of company securities between a covered person and us. The Insider Trading Policy also prohibits all employees, officers and directors from entering into any transaction relating to hedging Arq securities, including zero-cost collars or forward-sale transactions. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company.
Equity Ownership Guidelines
The Company maintains Executive Stock Ownership Guidelines under the EC Philosophy (the "Guidelines"). Under the EC Philosophy, so long as the Guidelines are met, executives may sell unrestricted stock. It is preferred that executives own shares of common stock for a period greater than 12 months before selling such shares. All executive transactions in common stock must be made in compliance with our Insider Trading Policy.
The Guidelines encourage executives to own common stock with a value equal to at least one times their annual base salary. Executive ownership is calculated considering holdings of restricted stock, whether or not such holdings have vested, private holdings, shares held in retirement accounts and other shares attributed to the executive in accordance with Section 16 of the Exchange Act.
As of December 31, 2024, each of our NEOs had sufficient holdings to meet the Guidelines.
Clawback Policy
Pursuant to Rule 10D-1 of the Exchange Act and applicable Nasdaq listing rules, we have adopted a policy for recovery of incentive-based compensation from our current and former Section 16 executive officers under certain circumstances. Incentive-based compensation is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The policy provides that, in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, and the noncompliance resulted in overpayment of the incentive-based compensation received by an executive officer within the three completed fiscal years preceding the date the restatement was required, then the company will recover from its executive officers, on a reasonably prompt basis, the amount of any such erroneously awarded incentive-based compensation to an executive officer. Erroneously awarded incentive-based compensation is the excess of the amount of incentive-based compensation received by current and former executive officers over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure (the "Pay Versus Performance Disclosure") describes the relationship between executive compensation and the Company's performance with respect to select financial measures. For a complete description regarding the Company's compensation program, please see "Executive Compensation."

Year	Summary Compensation Table Total for Mr. Rasmus (1)	Summary Compensation Table Total for Mr. Marken	Compensation Actually Paid to Mr. Rasmus (2)	Compensation Actually Paid to Mr. Marken	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Total Shareholder Return (3)	Net Income (Loss) (in thousands) (4)
2024	$115,385	$—	$1,850,705	$—	$776,605	$1,587,564	$114.35	$(5,109)
2023	$1,011,039	$2,091,425	$2,494,877	$1,430,455	$888,244	$1,065,965	$45.02	$(12,249)
2022	$—	$1,675,074	$—	$951,708	$855,118	$513,560	$36.71	$(8,917)
(1)Compensation for the Company's Principal Executive Officer (the "PEO"), Robert Rasmus for 2024 and from July 17, 2023 through the end of 2023, and Greg Marken from January 1, 2023 through July 17, 2023, and 2022, reflects the amount reported in the "Summary Compensation Table" for the respective years. Average compensation for non-PEO NEOs is based on the compensation for Jeremy Williamson, and Joe Wong for 2024, Morgan Fields, Jeremy Williamson, and Joe Wong for 2023 and Morgan Fields and Joe Wong for 2022 (collectively, the "non-PEO NEOs") reported in the "Summary Compensation Table" for the respective years.
(2)SEC rules require that certain adjustments be made to the total compensation set forth in the "Summary Compensation Table" in order to determine "compensation actually paid" for purposes of this Pay Versus Performance Disclosure. "Compensation actually paid" does not represent cash and/or equity value transferred to the applicable NEO, but rather is a value calculated under applicable SEC rules. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to "compensation actually paid" for purposes of the Pay Versus Performance Disclosure.

	Mr. Rasmus 2024	Non-PEO NEOs 2024
Summary Compensation Table Total	$115,385	$776,605
Less stock award value reported in Summary Compensation Table for the covered year	(65,385)	(396,723)
Plus the year-end fair value of outstanding unvested awards granted in covered year	78,205	474,507
Plus (less) change in year-end fair value of outstanding and unvested awards granted in prior years	1,722,500	546,534
Fair value as of the vesting date of vested awards granted in the covered year	—	—
Plus (less) change in fair value of awards granted in prior years that vested in the covered year	—	111,504
Less the prior year-end fair value of awards forfeited during the covered year	—	75,137
Compensation Actually Paid	$1,850,705	$1,587,564
Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective fiscal year, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date. The valuation methodologies applied do not materially differ from the valuation methodologies applied at the time of grant.
(3)TSR is calculated based on the value of an initial fixed $100 investment in the Company. Further, the TSR is cumulative for the measurement periods beginning on December 31, 2021 and ending on December 31 of each of 2022, 2023 and 2024, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(4)Reflects "Net Income (Loss)" as reported in the Company's Consolidated Statements of Operations included in the Company's Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023 and 2022.

Relationships Between Executive Compensation Actually Paid and Select Financial Performance Measures
The charts below are based on the information provided in the above table to illustrate the relationships between the Company's compensation actually paid to the PEO and the average compensation actually paid to the Company's non-PEO NEOs, and (i) the Company's cumulative total shareholder return and (ii) the Company's net income (loss).
(1) Mr. Rasmus’s 2024 Compensation actually paid is primarily comprised of increased fair value of unvested option and PSU awards driven by increases in Arq, Inc. common share prices from the grant date of July 17, 2023 to the end of our fiscal year. Arq, Inc.’s common stock closed at $1.59 on July 17, 2023, $2.98 on December 31, 2024 and $7.57 on December 31, 2024.

PROPOSAL THREE
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
In addition to providing stockholders an advisory vote on the compensation of our NEOs (Proposal 2 above), as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are asking you to cast an advisory (non-binding) vote recommending the frequency with which we should hold future say-on-pay proposals to approve the compensation of our NEOs. Under this proposal, stockholders may vote, on an advisory basis, to have the say-on-pay proposal vote every year, every other year or every three years or may abstain. We are required to hold a frequency vote at least once every six years. For the last six years, we have held an advisory vote on executive compensation every year for which a proxy was filed and our Board continues to believe it to be in the best interests of the Company and its stockholders to annually submit to the stockholders an advisory vote to approve the Company’s compensation paid to our NEOs. The next frequency vote is expected to take place at our 2031 annual meeting of stockholders.
The proxy card provides stockholders with the opportunity to choose among three frequency options (holding the say-on-pay proposal vote every one year, two years or three years) or the option of abstaining; therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. The frequency option receiving the highest number of votes cast by stockholders at our Annual Meeting will be deemed to be the recommended frequency for future say-on-pay proposal votes. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board will continue to review this issue as circumstances evolve over time and may decide that it is in the best interests of the stockholders and the Company to hold future say-on-pay proposal votes more or less frequently than the option approved by stockholders.
Board Recommendation
Our Board recommends that you vote to hold an advisory vote on executive compensation every "ONE YEAR." Our Board believes that you should vote for future advisory votes on executive compensation every year for the following reasons:
•a say-on-pay proposal vote every year provides stockholders with the most immediate and direct way to provide input with respect to the Company’s executive compensation arrangements;
•a say-on-pay proposal vote every year promotes the highest degree of transparency regarding our executive compensation structure;
•a say-on-pay proposal vote every year is consistent with best practices and good corporate governance; and
•many of the leading stockholder advisory firms and institutional stockholders support a say-on-pay vote every year.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Moss Adams LLP ("Moss Adams") to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. Moss Adams has served as the Company's independent registered public accounting firm since 2017, including the fiscal year ended December 31, 2017.
Stockholder ratification of the Audit Committee's selection of Moss Adams as our independent registered public accounting firm as requested in Proposal 4 is not required by our bylaws or otherwise. The Board is submitting this proposal to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain this firm. This proposal will be deemed approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.
We anticipate that a representative of Moss Adams will be available at the Annual Meeting to respond to stockholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.
Additional information about Audit Fees and Audit Committee Approval of Services can be found under the Independent Registered Public Accounting Firm section of this Proxy Statement.
Board Recommendation
Our Board recommends a vote "FOR" the ratification of the Audit Committee's appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee's role and functions are described under the "Corporate Governance" section of this Proxy Statement.
The Audit Committee held six meetings in 2024. The Audit Committee has (i) reviewed and discussed the Company's consolidated audited financial statements for the year ended December 31, 2024 with the Company's management; (ii) discussed with the Company's current independent registered public accounting firm, Moss Adams, the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") and the SEC; (iii) received the written disclosures and the letter from Moss Adams required by applicable requirements of the PCAOB regarding Moss Adams's communications with the Audit Committee concerning independence and has discussed with Moss Adams the independence of Moss Adams; and (iv) discussed and reviewed with the Company's management and Moss Adams other SEC filings occurring during the year ended December 31, 2024.
Based on the review and discussions with management and Moss Adams, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
On March 4, 2025, the Audit Committee approved the engagement of Moss Adams to serve as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2025. This appointment for 2025 was based on the Audit Committee's and management's completion of a written evaluation of Moss Adams' performance which included, among other criteria, quality of services provided; sufficiency of the firm's resources; communications and interaction; and independence, objectivity and professional skepticism.
Respectfully submitted,

The Audit Committee:	Laurie Bergman, Chair
Carol Eicher
L. Spencer Wells

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table summarizes the fees of Moss Adams, our independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023, respectively.

(in thousands)	2024	2023
Audit fees (1)	$885	$672
Audit-related fees (2)	—	16
Tax fees (3)	—	—
All other fees (4)	—	—
	$885	$688
(1) This category includes fees related to the audit of our annual consolidated financial statements for the years ended December 31, 2024 and 2023; the review of our quarterly consolidated financial statements; consents and assistance with and review of documents filed with the SEC; and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the PCAOB.
(2)     This category consists of fees for audit-related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. Audit-related fees include fees related to audits of employee benefit plans.
(3)     This category consists of fees for tax compliance, tax advice and tax planning services. We did not pay our independent registered public accounting firm tax fees for services during the years ended December 31, 2024 and 2023.
(4) This category consists of fees for services that are not included in the above categories. We did not pay our independent registered public accounting firm any other fees for services during the years ended December 31, 2024 and 2023.
There were no disagreements on matters of accounting principles or practices, financial statement disclosures or audit scope or procedures between the Company and Moss Adams during the most recent fiscal year or any subsequent year.
AUDIT COMMITTEE APPROVAL OF SERVICES
The Audit Committee pre-approves all audit or non-audit services performed by our independent registered public accounting firm in accordance with Audit Committee policy and applicable law. The Audit Committee generally provides pre-approval of audit services and services associated with SEC registration statements, other SEC filings and responses to SEC comment letters (audit fees) and services related to internal control reviews, internal control reporting requirements and consultations with our management as to accounting or disclosure treatment of transactions or events and the impact of rules, standards or interpretations by the SEC and other regulatory or standard-setting bodies (audit-related fees) for each 12 month period within a range of approved fees. To avoid certain potential conflicts of interest, the law prohibits the Company from obtaining certain non-audit services from its independent registered public accounting firm. The Audit Committee has delegated authority to approve permissible services to its Chair. The Chair reports such pre-approvals to the full Audit Committee at its next scheduled meeting. The Audit Committee Chair pre-approved 100% of the services provided by the independent registered public accounting firm in 2024. None of the services of the independent registered public accounting firms in 2024 were of the type specified in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PROPOSAL FIVE
APPROVAL OF THE EIGHTH AMENDMENT TO THE COMPANY'S TAX ASSET PROTECTION PLAN
The Board is asking stockholders to approve the Tax Asset Protection Plan, as amended on April 6, 2018, April 5, 2019, April 8, 2020, April 9, 2021, March 15, 2022, April 13, 2023, April 15, 2024, and April 8, 2025 (the "TAPP"). If our stockholders do not approve the TAPP at the Annual Meeting, the TAPP will expire on December 31, 2025.
Background
We believe that we have valuable tax attributes which are significant assets of the Company. As of December 31, 2024, we had several domestic tax attributes, which includes federal net operating losses and general business credit carry-overs of approximately $86.1 million (the "Tax Assets"). Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, the Company may carry forward or otherwise utilize these Tax Assets in certain circumstances to offset any current and future taxable income or reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the Tax Assets do not otherwise become limited, the Company believes that it will have available a significant amount of Tax Assets in future years, and therefore these Tax Assets could be a substantial asset to the Company.
Our ability to use the Tax Assets could be substantially limited or delayed, however, if we experience an "ownership change," as defined in Section 382 of the Internal Revenue Code. In general, an ownership change occurs if there is a cumulative change in the ownership of the Company by "5-percent shareholders" (as defined for purposes of Section 382 of the Internal Revenue Code) that exceeds 50 percentage points over an applicable testing period (which is generally a rolling three-year period). Accordingly, on May 5, 2017, after consultation with the Company’s legal and tax advisors, the Board adopted the TAPP in order to protect the Company's ability to utilize its Tax Assets and on April 6, 2018, April 5, 2019, April 8, 2020, April 9, 2021, March 15, 2022, April 13, 2023, and April 12, 2024 the Board amended the TAPP to extend the expiration thereof, and on April 4, 2025 the Board again approved to amend the TAPP to further extend the expiration thereof.
Calculating whether an "ownership change" has occurred is subject to uncertainty. This uncertainty arises from the complexity and ambiguity inherent in Section 382 of the Internal Revenue Code, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. We have analyzed the information available, along with various scenarios of possible future changes in ownership. In light of this analysis, we believe that, in the absence of the TAPP, it is possible that we could undergo a subsequent "ownership change" under Section 382 of the Internal Revenue Code, which would substantially reduce our ability to utilize the Tax Assets. We believe the continuation of the TAPP will serve the interests of all stockholders given the size of the Tax Assets and the potential loss of value should changes in our stock ownership occur that are sufficient to cause a 50 percentage point or greater "ownership change."
The TAPP is intended to protect the tax assets of the Company and to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of the Company’s outstanding stock without the approval of the Board. Stockholders who beneficially owned 4.99% or more of the Company’s outstanding stock upon execution of the TAPP will not trigger the TAPP so long as they do not acquire beneficial ownership of additional shares of stock. The Board may, in its sole discretion, also exempt any person from triggering the TAPP.
If the stockholders do not approve the TAPP, the TAPP will expire on December 31, 2025. If the stockholders approve the TAPP, it will expire on the earlier of (a) December 31, 2026, (b) the time at which the Rights (described below) are redeemed pursuant to the TAPP, (c) the time at which the Rights are exchanged in full pursuant to the TAPP, (d) the effective date of the repeal of both Section 382 and Section 383 of the Internal Revenue Code, or any successor provisions or replacement provisions, if the Board determines that the TAPP is no longer necessary for the preservation of tax benefits or (e) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Assets.

Summary of Terms of the TAPP
The following description of the terms of the TAPP does not purport to be complete and is qualified in its entirety by reference to the TAPP, which is attached as Appendix A and is incorporated herein by reference. We urge you to read carefully the TAPP in its entirety, as the discussion below is only a summary. Certain capitalized terms used herein have the meaning set forth in the TAPP.
The Rights. On May 5, 2017, the Board declared a dividend of one preferred share purchase right (each, a "Right") for each outstanding share of common stock to stockholders of record as of the close of business on May 22, 2017. One Right is also issued together with each share of common stock issued after May 22, 2017 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the TAPP, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one ten-thousandth of a share of the Company’s Series B Junior Participating Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock") for a purchase price of $50.00 (the "Purchase Price"). If issued, each fractional share of Series B Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.
Initial Exercisability. The Rights will not be exercisable until the earlier of (i) ten business days after a public announcement that a person has become an "Acquiring Person" by acquiring beneficial ownership of 4.99% or more of the Company's outstanding common stock, or, in the case of a person that had beneficial ownership of 4.99% or more of the Company's outstanding common stock upon execution of the TAPP, by obtaining beneficial ownership of additional shares of common stock or (ii) ten business days (or such later date as may be specified by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.
The date that the Rights become exercisable is referred to as the "Distribution Date." Until the Distribution Date, common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the Rights. Any transfer of shares of common stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until the Board has determined to effect an exchange pursuant to the TAPP (as described below).
Flip-In Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, a number of shares of common stock having a market value of two times the Purchase Price.
Redemption. At any time until a person becomes an "Acquiring Person", the Board may redeem the Rights in whole, but not in part, at a price of $0.00001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Exchange. At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights that have become null and void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of common stock (or fractional share of Series B Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio. The Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the beneficial owner of 50% or more of the Company’s outstanding common stock.
Expiration. The Rights and the TAPP will expire on the earlier of (i) the close of business on the earlier of (a) December 31, 2026, or (b) December 31, 2025 if stockholder approval has not been obtained prior to such date, (ii)

the time at which the Rights are redeemed pursuant to the TAPP, (iii) the time at which the Rights are exchanged in full pursuant to the TAPP, (iv) the effective date of the repeal of both Section 382 and Section 383 of the Internal Revenue Code, or any successor provisions or replacement provisions, if the Board determines that the TAPP is no longer necessary for the preservation of tax benefits or (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no tax benefits.
Anti-Dilution Provisions. The Board may adjust the Purchase Price, the number of shares of Series B Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series B Preferred Stock or common stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.
Amendments. For so long as the Rights are redeemable, the Board may supplement or amend any provision of the TAPP in any respect without the approval of the holders of the Rights. From and after the time the Rights are no longer redeemable, the Board may supplement or amend the TAPP only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the TAPP which the Company may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any Rights holder (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees) and do not result in the Rights again becoming redeemable or the TAPP again becoming amendable other than in accordance with this sentence.
Exemptions. The Board, in its sole discretion may grant an exemption to any person, in whole or in part, prospectively or retroactively and which exemption may be subject to limitations or conditions to the extent the Board shall determine, in its sole discretion, necessary or desirable. The Board, in its sole discretion, may also exempt any transaction from the terms of the TAPP.
Certain Considerations Related to the TAPP
Our Board believes that protecting the Tax Assets is in the Company’s and our stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that changes in our stock ownership will occur sufficient to cause an "ownership change" even if the TAPP is approved. You should consider the factors below when making your decision.
Future Use and Amount of the Tax Assets is Uncertain. Our use of the Tax Assets depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or tax liability will exceed any potential Section 382 or Section 383 limitation and therefore we cannot assure you that we will realize the full value of the Tax Assets.
Potential Challenge to the Tax Assets. The amount of the Tax Assets has not been audited or otherwise validated by the Internal Revenue Service (the "IRS"). The IRS could challenge the amount of the Tax Assets, which could result in an increase in our liability for income taxes. In addition, determining whether an "ownership change" has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an "ownership change" and attempt to reduce the benefit of the Tax Assets even if the TAPP is in place.
Continued Risk of Ownership Change. Although the TAPP is intended to diminish the likelihood of an "ownership change" under Section 382 of the Internal Revenue Code, we cannot assure you that it will be effective. The amount by which our ownership may change in the future could, for example, be affected by purchases and sales of stock by stockholders and new issuances or repurchases of stock by us, should we choose to do so.
Potential Effects on Liquidity. The TAPP is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our stock in excess of the specified limitation. A stockholder’s ability to dispose of our stock may be limited if the TAPP reduces the number of persons willing to acquire our stock or the amount they are willing to acquire.

Potential Impact on Value. The TAPP could negatively impact the value of our stock by deterring persons or groups of persons from acquiring shares of our stock, including in acquisitions for which some stockholders might receive a premium above market value.
Anti-Takeover Effect. Our Board adopted the TAPP to diminish the risk that our ability to use the Tax Assets to reduce potential federal income tax obligations becomes limited. Nonetheless, the TAPP may have an "anti-takeover effect" because it will deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our stock or, in the case of persons or persons that already own 4.99% or more of our stock, from acquiring any additional shares of our stock. The TAPP could discourage a merger, tender offer or accumulations of substantial blocks of shares of our stock.
Board Recommendation
The Board recommends that you vote "FOR" the approval of the Company’s Eighth Amendment of the Tax Attributes Protection Plan.

OTHER MATTERS
The Board knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, to the extent permitted by law, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.
PROPOSALS OF STOCKHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS
We anticipate that the next annual meeting of stockholders for the Company will be held in June 2026.
Any stockholder of record who desires to submit a proper proposal for inclusion in the proxy material related to the 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act or the Company's bylaws must do so in writing in care of Clay Smith, General Counsel and Secretary, at 8051 E. Maplewood Ave., Ste. 210, Greenwood Village, Colorado 80111 no later than December 22, 2025. In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting (but not for inclusion in the proxy statement). To be timely, a stockholder who intends to present nominations or a proposal at the 2026 Annual Meeting of Stockholders other than pursuant to Rule 14a-8 of the Exchange Act must provide notice in writing in care of Clay Smith, General Counsel and Secretary, at 8051 E. Maplewood Ave., Ste. 210, Greenwood Village, Colorado 80111 no earlier than January 4, 2026, and no later than February 3, 2026, provided, however, that the Company’s bylaws provide that if the date of the annual meeting has been changed by more than thirty (30) days from the date on which the previous year’s annual meeting was held, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date of public disclosure of the date of such meeting. If a stockholder intends to submit a proposal at the 2026 Annual Meeting of Stockholders that is not included in our corresponding proxy statement, and the stockholder fails to timely notify us of such proposal, then to the extent permitted by law, the proxies appointed by our management would be allowed to use their discretionary voting authority when the proposal is raised at the next annual meeting, without any discussion of the matter in the Proxy Statement. The stockholder must disclose, among other items, certain information related to the business to be proposed at the meeting, its beneficial ownership in the Company and whether it is acting in concert with other stockholders or interested parties. For a complete list of information that stockholders must provide, see Section 2.03 of the Company's bylaws. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 in care of Clay Smith, General Counsel and Secretary, no later than April 4, 2026.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports, or notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement, annual report, or notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Company stockholders may be "householding" our proxy materials. A single proxy statement, annual report, or notice of internet availability of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in "householding."
If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, annual report, or notice of internet availability of proxy materials, you may (1) notify your broker, (2) direct your written request to: Arq, Inc., Attn: Corporate Secretary, 8051 E. Maplewood Ave., Ste. 210, Greenwood Village, Colorado 80111, Telephone: 888-822-8617 or (3) contact our Investor Relations department by email at investors@arq.com. Stockholders who currently receive multiple copies of the proxy statement, annual report, or notice of internet availability of proxy materials at their address and would like to request "householding" of their communications should contact their broker. In addition, the Company will deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, annual report, or notice of internet availability of proxy materials promptly to any stockholder at a shared address to which a single copy of the documents was delivered.
ADDITIONAL INFORMATION
We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the "2024 Form 10-K") with the SEC on March 5, 2025. The 2024 Form 10-K is being made available to our stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material. It is available free of charge at the Company's website at www.arq.com or the SEC's web site at www.sec.gov. Please note that the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.

Upon written request by a stockholder, we will mail, without charge, a copy of the 2024 Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the 2024 Form 10-K. Exhibits to the 2024 Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests may be made by writing to our Corporate Secretary at the following address or telephone number:
Arq, Inc.
Attn: Corporate Secretary
8051 E. Maplewood Ave., Ste. 210
Greenwood Village, Colorado 80111
Telephone: 888-822-8617
In addition, if you have any questions about the proposals, you may contact:
Anthony Nathan - Investor and Corporate Relations (Arq)
Marc Silverberg - ICR
investors@arq.com
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available on the SEC's web site located at www.sec.gov, and certain filings are available on the Company's web site at www.arq.com. Please note that the information on our website is not part of this Proxy Statement and is not incorporated by reference herein.
If you would like to request documents from us, please do so by May 23, 2025 to receive them before the Annual Meeting. We will send requested documents by first-class mail within one business day after receiving the request.
You should rely only on the information contained in this Proxy Statement to vote on the Annual Meeting proposals. No one has been authorized to provide you with information that is different from what is contained in this Proxy Statement.
This Proxy Statement is dated April 21, 2025. You should not assume the information contained in this Proxy Statement is accurate as of any date other than this date, and the mailing of this Proxy Statement to stockholders shall not imply information is accurate as of any other date.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

Dated: April 21, 2025

APPENDIX A
EIGHTH AMENDMENT TO
TAX ASSET PROTECTION PLAN

This EIGHTH AMENDMENT TO TAX ASSET PROTECTION PLAN (this "Amendment") is entered into as of April 8, 2025, by and between Arq, Inc. (formerly Advanced Emissions Solutions, Inc.), a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meaning(s) ascribed to them in that certain Tax Asset Protection Plan dated as of May 5, 2017, by and between the Company and the Rights Agent, as amended by the First Amendment to Tax Asset Protection Plan, dated as of April 6, 2018, the Second Amendment to Tax Asset Protection Plan, dated as of April 5, 2019, the Third Amendment to Tax Asset Protection Plan, dated as of April 8, 2020, the Fourth Amendment to Tax Asset Protection Plan, dated as of April 9, 2021, the Fifth Amendment to Tax Asset Protection Plan, dated as of March 15, 2022, the Sixth Amendment to Tax Asset Protection Plan, dated as of April 13, 2023 and the Seventh Amendment to Tax Asset Protection Plan, dated as of April 15, 2024 (collectively, the “TAPP”).
RECITALS
WHEREAS, the Company and the Rights Agent are parties to the TAPP; and
WHEREAS, pursuant to Section 26 of the TAPP, the Company and the Rights Agent desire to amend the TAPP as set forth in this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1.Amendment of Section 1(w). The definition of “Final Expiration Date” set forth in Section 1(w) of the TAPP is hereby amended and restated to read in its entirety as follows:
“(w) “Final Expiration Date” shall mean the Close of Business on the earlier of (i) December 31, 2026 or (ii) December 31, 2025 if Stockholder Approval has not been obtained prior to such date.”
2.Amendment of Exhibit B (Form of Rights Certificate). The introductory paragraph of Exhibit B to the TAPP is hereby deleted and replaced with the following:
“NOT EXERCISABLE AFTER THE EARLIER OF (I) DECEMBER 31, 2026 OR (II) DECEMBER 31, 2025 if Stockholder Approval has not been obtained prior to such date, OR SUCH EARLIER DATE AS PROVIDED BY THE TAX ASSET PROTECTION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE TAX ASSET PROTECTION PLAN. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE TAX ASSET PROTECTION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX ASSET PROTECTION PLAN) MAY BECOME NULL AND VOID.”
3.Amendment of Exhibit C (Summary of Rights). Exhibit C to the TAPP is hereby amended in that the section titled “Expiration” is hereby deleted and replaced with the following:
“Expiration. The Rights and the Plan will expire on the earlier of (i) the Close of Business on the earlier of (a) December 31, 2026 or (b) December 31, 2025 if Stockholder Approval has not been obtained prior to such date, (ii) the time at which the Rights are redeemed pursuant to the Plan, (iii) the time at which the Rights are exchanged in full pursuant to the Plan, (iv) the effective date of the repeal of both Section 382 and Section 383 of the Internal Revenue Code, or any successor provisions or replacement provisions, if the Board determines that the Plan is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Benefits.”

4.Agreement as Amended. The term “Agreement” as used in the TAPP shall be deemed to refer to the TAPP as amended. Except as set forth herein, the TAPP shall remain in full force and effect and otherwise shall be unaffected hereby, and each of the Company and the Rights Agent shall continue to be subject to its terms and conditions.
5.Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded terms, provisions, covenants or restrictions shall adversely affect the rights, immunities, liabilities, duties, responsibilities or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.
6.Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.
7.Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile or .pdf signature executed and/or transmitted electronically shall constitute an original signature for all purposes.
8.Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
[Signature Page Follows]

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

ARQ, INC.
By:	/s/ Robert Rasmus
Name: Robert Rasmus
Title: Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Manager, Client Management

SCAN TO
VIEW MATERIALS & VOTE

ARQ, INC.
8051 E. MAPLEWOOD AVE., SUITE 210
GREENWOOD VILLAGE, COLORADO 80111

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARQ2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70523-P27294

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARQ, INC.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of six directors, each set to serve for a term of one year until the next Annual Meeting of Stockholders:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Laurie Bergman
02) Jeremy Blank
03) Richard Campbell-Breeden
04) Carol Eicher
05) Julian McIntyre
06) Robert Rasmus

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the proxy statement for the 2025 Annual Meeting of Stockholders;	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation;	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: The undersigned stockholder(s) authorize(s) the individuals designated to vote the proxy to vote, in their discretion, to the extent permitted by applicable law, upon such other matters (none known by the Company at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment or postponement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V70524-P27294

ARQ, INC.

The holder(s) of common shares of Arq, Inc. (the "Company") identified on this proxy card hereby appoint(s) Robert Rasmus or, failing him, Clay Smith, the proxies of the stockholder(s), with full power of substitution in each, to attend, vote and act for and in the name of such stockholder(s) at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held via live webcast on the Internet, which can be accessed by visiting www.virtualshareholdermeeting.com/ARQ2025, on Tuesday, June 3, 2025, at 9:00 a.m. Mountain Time, and any adjournment or postponement thereof.

Where a choice is indicated, the common shares represented by this proxy card, when properly executed and returned, will be voted or not voted as specified. If no choice is indicated, the common shares represented by this proxy card when properly executed and returned will be voted in accordance with the recommendations of the Board of Directors. If any other matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, or if a nominee for election as a director named in the Proxy Statement who would have otherwise received the required number of votes is unable to serve or for good cause will not serve, the common shares represented by this proxy card will be voted in the discretion of the individuals designated to vote this proxy card, to the extent permitted by applicable law, on such matters or for such substitute nominee(s) as the directors of the Company may recommend.

To be valid, this Proxy form, duly signed and dated, must arrive at the office of Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717 the day before the day of the Annual Meeting or any postponement or adjournment thereof.

The stockholder(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement for the June 3, 2025 Annual Meeting, as well as the Company's 2024 Annual Report. Any proxy heretofore given to vote the common shares which the stockholder(s) is/are entitled to vote at the Annual Meeting is hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

(This proxy card continues and must be signed and dated on the reverse side.)